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                                                                     EXHIBIT 4.8


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                   AMENDED AND RESTATED DECLARATION OF TRUST

                         FW Preferred Capital Trust I

                          Dated as of _____ __, 1998

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                            CROSS REFERENCE TABLE*

Section of Trust
Indenture Act of                                                    Section of
1939, as amended                                                     Agreement
----------------                                                     ---------

310(a).....................................................................6.3
310(b)..........................................................6.3(c); 6.3(d)
310(c)............................................................Inapplicable
311(a)..................................................................2.2(b)
311(b)..................................................................2.2(b)
311(c)............................................................Inapplicable
312(a)..................................................................2.2(a)
312(b)..................................................................2.2(b)
312(c)............................................................Inapplicable
313(a).....................................................................2.3
313(b).....................................................................2.3
313(c).....................................................................2.3
313(d).....................................................................2.3
314(a).....................................................................2.4
314(b)............................................................Inapplicable
314(c).....................................................................2.5
314(d)............................................................Inapplicable
314(e).....................................................................2.5
314(f)............................................................Inapplicable
315(a).........................................................3.9(b); 3.10(a)
315(b)..................................................................2.7(a)
315(c)..................................................................3.9(a)
315(d)..................................................................3.9(b)
316(a).....................................................2.6; 7.5(b); 7.6(c)
316(b)............................................................Inapplicable
316(c)............................................................Inapplicable
317(a)....................................................................3.16
317(b)............................................................Inapplicable
318(a)..................................................................2.1(c)

--------
* This Cross-Reference Table does not constitute part of the Agreement and shall not have any bearing upon the interpretation of any of its terms or provisions.
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                               TABLE OF CONTENTS

                                                                          Page
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                                   ARTICLE 1

                        INTERPRETATION AND DEFINITIONS

SECTION 1.1  Interpretation and Definitions..................................1
                  Administrative Trustee.....................................2
                  Affiliate..................................................2
                  Authorized Officer.........................................2
                  Beneficial Owners..........................................2
                  Business Day...............................................2
                  Business Trust Act.........................................2
                  Cedel......................................................2
                  Certificate................................................2
                  Certificate of Trust.......................................3
                  Closing Date...............................................3
                  Code.......................................................3
                  Commission.................................................3
                  Common Securities Holder...................................3
                  Common Security............................................3
                  Common Security Certificate................................3
                  Corporate Trust Office.....................................3
                  Covered Person.............................................3
                  Debenture Issuer...........................................3
                  Debenture Issuer Indemnified Person........................3
                  Debenture Trustee..........................................3
                  Delaware Trustee...........................................4
                  Depositary.................................................4
                  Depositary Participant.....................................4
                  Direct Action..............................................4
                  Distribution...............................................4
                  Euroclear..................................................4
                  Exchange Act...............................................4
                  Fiduciary Indemnified Person...............................4
                  Fiscal Year................................................4
                  Global Security............................................4
                  Guarantee..................................................4
                  Holder.....................................................4
                  Indemnified Person.........................................4


                                        i
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                                                                          Page
                                                                          ----

                  Indenture Event of Default.................................4
                  Investment Company.........................................5
                  Investment Company Act.....................................5
                  Investment Company Event...................................5
                  Issuer Trust...............................................5
                  Junior Subordinated Debentures.............................5
                  Junior Subordinated Indenture..............................5
                  Legal Action...............................................5
                  List of Holders............................................5
                  Majority in Liquidation Amount.............................5
                  New York Stock Exchange....................................5
                  Officers' Certificate......................................5
                  Paying Agent...............................................6
                  Payment Amount.............................................6
                  Person.....................................................6
                  Preferred Security.........................................6
                  Preferred Security Certificate.............................6
                  Property Account...........................................6
                  Property Trustee...........................................6
                  Pro Rata...................................................6
                  Quorum.....................................................7
                  Redemption/Distribution Notice.............................7
                  Redemption Price...........................................7
                  Related Party..............................................7
                  Responsible Officer........................................7
                  Rule 3a-5..................................................7
                  Securities Act.............................................7
                  Special Event..............................................7
                  Sponsor....................................................7
                  Successor Delaware Trustee.................................7
                  Successor Entity...........................................7
                  Successor Property Trustee.................................7
                  Successor Security.........................................7
                  Super Majority.............................................7
                  Tax Event..................................................8
                  10% in Liquidation Amount..................................8
                  Treasury Regulations.......................................8
                  Trust Enforcement Event....................................8
                  Trust Indenture Act........................................8
                  Trust Securities...........................................8
                  Trustee....................................................8


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                                                                          Page
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                                   ARTICLE 2

                              TRUST INDENTURE ACT

SECTION 2.1  Trust Indenture Act; Application................................9
SECTION 2.2  Lists of Holders of Trust Securities............................9
SECTION 2.3  Reports by the Property Trustee................................10
SECTION 2.4  Periodic Reports to the Property Trustee.......................10
SECTION 2.5  Evidence of Compliance with Conditions Precedent...............10
SECTION 2.6  Trust Enforcement Events; Waiver...............................10
SECTION 2.7  Trust Enforcement Event; Notice................................12


                                   ARTICLE 3

                                 ORGANIZATION

SECTION 3.1  Name and Organization..........................................13
SECTION 3.2  Office.........................................................13
SECTION 3.3  Purpose........................................................13
SECTION 3.4  Authority......................................................14
SECTION 3.5  Title to Property of the Issuer Trust..........................14
SECTION 3.6  Powers and Duties of the Administrative Trustees...............14
SECTION 3.7  Prohibition of Actions by the Issuer Trust and the Trustees....17
SECTION 3.8  Powers and Duties of the Property Trustee......................19
SECTION 3.9  Certain Duties and Responsibilities of the Property Trustee....21
SECTION 3.10  Certain Rights of Property Trustee............................23
SECTION 3.11  Delaware Trustee..............................................26
SECTION 3.12  Execution of Documents........................................26
SECTION 3.13  Not Responsible for Recitals or Issuance of Trust Securities..26
SECTION 3.14  Duration of Issuer Trust......................................26
SECTION 3.15  Mergers.......................................................26
SECTION 3.16  Property Trustee May File Proofs of Claim.....................28


                                   ARTICLE 4

                                    SPONSOR


                                     iii
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                                                                          Page
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SECTION 4.1  Responsibilities of the Sponsor................................29
SECTION 4.2  Indemnification and Expenses of the Trustees...................30


                                   ARTICLE 5

                        TRUST COMMON SECURITIES HOLDER

SECTION 5.1  Debenture Issuer's Purchase of Common Securities...............30
SECTION 5.2  Covenants of the Common Securities Holder......................30


                                   ARTICLE 6

                                   TRUSTEES

SECTION 6.1  Number of Trustees.............................................31
SECTION 6.2  [Reserved].....................................................31
SECTION 6.3  Property Trustee; Eligibility..................................32
SECTION 6.4  Qualifications of Administrative Trustees and
               Delaware Trustee Generally...................................32
SECTION 6.5  Initial Administrative Trustees................................33
SECTION 6.6  Appointment, Removal and Resignation of Trustees...............33
SECTION 6.7  Vacancies among Trustees.......................................34
SECTION 6.8  Effect of Vacancies............................................34
SECTION 6.9  Meetings.......................................................35
SECTION 6.10  Delegation of Power...........................................35
SECTION 6.11  Merger, Conversion, Consolidation or Succession to Business...36


                                   ARTICLE 7

                           TERMS OF TRUST SECURITIES

SECTION 7.1  General Provisions Regarding Trust Securities..................36
SECTION 7.2  Paying Agent...................................................37
SECTION 7.3  Listing........................................................38
SECTION 7.4  Transfer of Trust Securities...................................38
SECTION 7.5  Mutilated, Destroyed, Lost or Stolen Certificates..............39
SECTION 7.6  Deemed Security Holders........................................39
SECTION 7.7  Global Securities..............................................40


                                     iv
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                                                                          Page
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                                   ARTICLE 8

                     DISSOLUTION AND TERMINATION OF TRUST

SECTION 8.1  Dissolution and Termination of Issuer Trust....................42
SECTION 8.2  Optional Liquidation of Issuer Trust...........................43


                                  ARTICLE 9

                          LIMITATION OF LIABILITY OF
              HOLDERS OF SECURITIES, DELAWARE TRUSTEES OR OTHERS

SECTION 9.1  Liability......................................................43
SECTION 9.2  Exculpation....................................................44
SECTION 9.3  Fiduciary Duty.................................................44
SECTION 9.4  Indemnification................................................45
SECTION 9.5  Outside Businesses.............................................48

                                  ARTICLE 10

                                  ACCOUNTING

SECTION 10.1  Fiscal Year...................................................48
SECTION 10.2  Certain Accounting Matters....................................48
SECTION 10.3  Banking.......................................................49
SECTION 10.4  Withholding...................................................49


                                  ARTICLE 11

                            AMENDMENTS AND MEETINGS

SECTION 11.1  Amendments....................................................50
SECTION 11.2  Meetings of the Holders of Trust Securities; Action by
               Written Consent..............................................52


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                                                                          Page
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                                  ARTICLE 12

                     REPRESENTATIONS OF PROPERTY TRUSTEE
                             AND DELAWARE TRUSTEE

SECTION 12.1  Representations and Warranties of the Property Trustee........54
SECTION 12.2  Representations and Warranties of the Delaware Trustee........55


                                  ARTICLE 13

                                 MISCELLANEOUS

SECTION 13.1  Notices.......................................................55
SECTION 13.2  Governing Law.................................................57
SECTION 13.3  Intention of the Parties......................................57
SECTION 13.4  Headings......................................................57
SECTION 13.5  Successors and Assigns........................................57
SECTION 13.6  Partial Enforceability........................................57
SECTION 13.7  Counterparts..................................................57

                                   EXHIBITS

Annex I        Terms of the Trust Securities                               I-1
Exhibit A      Form of Preferred Security Certificate                      A-1
Exhibit B      Form of Common Security Certificate                         B-1


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                    AMENDED AND RESTATED DECLARATION OF TRUST


            THIS AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration of Trust"), dated as of ______ __, 1998, by and among FOSTER WHEELER CORPORATION, a New York corporation, as Sponsor, and Richard J. Swift, David J. Roberts and Robert D. Iseman as the initial Administrative Trustees, Harris Trust and Savings Bank, as the initial Property Trustee and Wilmington Trust Company, as the initial Delaware Trustee, not in their individual capacities but solely as Trustees, and the Holders, from time to time, of undivided beneficial ownership interests in the Issuer Trust to be issued pursuant to this Declaration of Trust.

            WHEREAS, the Trustees and the Sponsor established FW Preferred Capital Trust I (the "Issuer Trust"), a business trust under the Business Trust Act (as defined, together with other capitalized terms, herein) pursuant to a Declaration of Trust dated as of May 8, 1998, (the "Original Declaration") and a Certificate of Trust (the "Certificate of Trust") filed with the Secretary of State of the State of Delaware on May 8, 1998; and

            WHEREAS, the sole purpose of the Issuer Trust shall be to issue and sell certain securities representing undivided beneficial ownership interests in the assets of the Issuer Trust, to invest the proceeds from such sales in the Junior Subordinated Debentures issued by the Debenture Issuer and to engage in only those activities necessary or incidental thereto; and

            WHEREAS, all of the Trustees and the Sponsor, by this Declaration of Trust, amend and restate each and every term and provision of the Original Declaration.

            NOW, THEREFORE, it being the intention of the parties hereto to continue the Issuer Trust as a business trust under the Business Trust Act and that this Declaration of Trust constitute the governing instrument of such business trust, the Trustees hereby declare that all assets contributed to the Issuer Trust be held in trust for the benefit of the Holders, from time to time, of the Trust Securities representing undivided beneficial ownership interests in the assets of the Issuer Trust issued hereunder, subject to the provisions of this Declaration of Trust.


                                    ARTICLE 1

                         INTERPRETATION AND DEFINITIONS

            SECTION 1.1 Interpretation and Definitions.

            Unless the context otherwise requires:

            (a) capitalized terms used in this Declaration of Trust but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;
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            (b) a term defined anywhere in this Declaration of Trust has the same meaning throughout;

            (c) all references to "the Declaration of Trust" or "this Declaration of Trust" are to this Declaration of Trust as modified, supplemented or amended from time to time;

            (d) all references in this Declaration of Trust to Articles, Sections, Recitals and Exhibits are to Articles and Sections of, or Recitals and Exhibits to, this Declaration of Trust unless otherwise specified;

            (e) unless otherwise defined in this Declaration of Trust, a term defined in the Trust Indenture Act has the same meaning when used in this Declaration of Trust; and

            (f) a reference to the singular includes the plural and vice versa and a reference to any masculine form of a term shall include the feminine form of a term, as applicable.

            (g) the following terms have the following meanings:

            "Administrative Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

            "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

            "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

            "Beneficial Owners" means, for Preferred Securities represented by a Global Security, the person who acquires an interest in the Preferred Securities which is reflected on the records of the Depositary through the Depositary Participants.

            "Business Day" means a day other than (a) a day on which banking institutions in the Borough of Manhattan, The City of New York and Chicago, Illinois are authorized or required by law, regulation or executive order to close or (b) a day on which the Corporate Trust Office of the Trustee is closed for business.

            "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

            "Cedel" means Cedel Bank, societe anonyme.

            "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

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            "Certificate of Trust" has the meaning specified in the Recitals hereto.

            "Closing Date" means the date on which the Preferred Securities are issued and sold.

            "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration of Trust, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration of Trust containing such reference.

            "Commission" means the Securities and Exchange Commission.

            "Common Securities Holder" means Foster Wheeler Corporation, in its capacity as purchaser and holder of all of the Common Securities issued by the Issuer Trust.

            "Common Security" has the meaning specified in Section 7.1.

            "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security, substantially in the form of Exhibit B hereto.

            "Corporate Trust Office" means the principal office of the Property Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of execution of this Declaration of Trust is located at 311 West Monroe Street, 12th floor, Chicago, Illinois 60606.

            "Covered Person" means (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Issuer Trust or
(ii) the Issuer Trust's Affiliates; and (b) any Holder of Trust Securities.

            "Debenture Issuer" means Foster Wheeler Corporation, in its capacity as issuer of the Junior Subordinated Debentures under the Junior Subordinated Indenture.

            "Debenture Issuer Indemnified Person" means (a) any Administrative Trustee; (b) any Affiliate of any Administrative Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Administrative Trustee or any Affiliate thereof; or (d) any officer, employee or agent of the Issuer Trust or its Affiliates other than the Property Trustee, the Delaware Trustee and their respective affiliates.

            "Debenture Trustee" means Harris Trust and Savings Bank, in its capacity as trustee under the Junior Subordinated Indenture until a successor trustee is appointed thereunder, and thereafter means such successor trustee.

            "Delaware Trustee" has the meaning specified in Section 6.1.

            "Depositary" means, with respect to Trust Securities issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Trust Securities.

            "Depositary Participant" means a member of, or participant in, the Depositary.

            "Direct Action" has the meaning specified in Section 3.8(e).

            "Distribution" means a distribution payable to Holders of Trust Securities in accordance with Annex I hereto.

            "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

            "Fiduciary Indemnified Person" has the meaning set forth in Section 9.4(b).

            "Fiscal Year" has the meaning specified in Section 10.1.

            "Global Security" means a fully registered, global Preferred Security Certificate.

            "Guarantee" means the Guarantee Agreement, dated as of _____ __, 1998 of the Sponsor in respect of the Trust Securities.

            "Holder" means any holder of Trust Securities, as registered on the books and records of the Issuer Trust; provided, however, that in determining whether the Holders of the requisite liquidation amount of Preferred Securities have voted on any matter provided for in this Declaration of Trust, then for the purpose of such determination only (and not for any other purpose hereunder), if the Preferred Securities remain in the form of one or more Global Securities and if the Depositary which is the holder of such Global Securities has sent an omnibus proxy to the Issuer Trust assigning voting rights to Depositary Participants to whose accounts the Preferred Securities are credited on the record date, the term "Holders" shall mean such Depositary Participants acting at the direction of the Beneficial Owners.

            "Indemnified Person" means a Debenture Issuer Indemnified Person or a Fiduciary Indemnified Person.

            "Indenture Event of Default" has the meaning given to the term "Event of Default" in the Junior Subordinated Indenture.

            "Investment Company" means an investment company as defined in the Investment Company Act and the regulations promulgated thereunder.

            "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

            "Investment Company Event" means the receipt by the Issuer Trust of an opinion of counsel, rendered by a law firm having a recognized national securities practice, to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority (a "Change in 1940 Act Law"), there is more than an insubstantial risk that the Issuer Trust is or will be considered an "investment company" that is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the Closing Date.

            "Issuer Trust" has the meaning specified in the Recitals hereto.

            "Junior Subordinated Debentures" means series of debentures to be issued by the Debenture Issuer under the Junior Subordinated Indenture and held by the Property Trustee.

            "Junior Subordinated Indenture" means the Junior Subordinated Indenture, dated as of _____ __, 1998 between the Debenture Issuer and Harris Trust and Savings Bank, as trustee, and as amended and supplemented by any amendment or supplement thereto, pursuant to which the Junior Subordinated Debentures are to be issued.

            "Legal Action" has the meaning specified in Section 3.6(g).

            "List of Holders" has the meaning specified in Section 2.2(a).

            "Majority in Liquidation Amount" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities, voting together as a single class, or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accumulated and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Trust Securities of the relevant class.

            "New York Stock Exchange" means the New York Stock Exchange, Inc. or any successor thereto.

            "Officers' Certificate" means, with respect to any Person, a certificate signed on behalf of such Person by two Authorized Officers of such Person. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration of Trust shall include:

            (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

            (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer on behalf of such Person in rendering the Officers' Certificate;

            (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer on behalf of such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether or not, in the opinion of each such officer acting on behalf of such Person, such condition or covenant has been complied with; provided, that the term "Officers' Certificate", when used with reference to Administrative Trustees who are natural persons shall mean a certificate signed by two of the Administrative Trustees which otherwise satisfies the foregoing requirements.

            "Paying Agent" has the meaning specified in Section 3.8(h).

            "Payment Amount" has the meaning specified in Annex I hereto.

            "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

            "Preferred Security" has the meaning specified in Section 7.1.

            "Preferred Security Certificate" means a definitive certificate in fully registered form representing a Preferred Security, substantially in the form of Exhibit A.

            "Property Account" has the meaning specified in Section 3.8(c).

            "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 6.3.

            "Pro Rata" means pro rata to each Holder of Trust Securities according to the aggregate liquidation amount of the Trust Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Trust Securities outstanding.

            "Quorum" means a majority of the Administrative Trustees or, if there are only two Administrative Trustees, both of them.

            "Redemption/Distribution Notice" has the meaning specified in Annex I hereto.

            "Redemption Price" means the amount for which the Trust Securities will be redeemed, which amount will equal (i) the redemption price paid by the Debenture Issuer to repay or redeem, in whole or in part, the Junior Subordinated Debentures held by the Issuer Trust plus an amount equal to accumulated and unpaid Distributions on such Trust Securities through the date of their redemption or (ii) such lesser amount as will be received by the Issuer Trust in respect of the Junior Subordinated Debentures so repaid or redeemed.

            "Related Party" means, with respect to the Sponsor, any direct or wholly owned subsidiary of the Sponsor or any Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

            "Responsible Officer" means, with respect to the Property Trustee, any officer with direct responsibility for the administration of this Declaration of Trust and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

            "Rule 3a-5" means Rule 3a-5 under the Investment Company Act or any successor rule thereunder.

            "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

            "Special Event" means a Tax Event or an Investment Company Event.

            "Sponsor" means Foster Wheeler Corporation, a New York corporation, or any successor entity in a merger, consolidation, amalgamation or replacement by or conveyance, transfer or lease of its properties substantially as an entirety, in its capacity as sponsor of the Issuer Trust.

            "Successor Delaware Trustee" has the meaning specified in Section 6.6(b).

            "Successor Entity" has the meaning specified in Section 3.15(b)(i).

            "Successor Property Trustee" has the meaning specified in Section 6.6(b).

            "Successor Security" has the meaning specified in Section
3.15(b)(i)B.

            "Super Majority" has the meaning specified in Section 2.6(a)(ii).

            "Tax Event" means the receipt by the Issuer Trust of an opinion of independent counsel experienced in such matters, to the effect that, as a result of (a) any amendment to, clarification of, or change (including any announced proposed change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or change in the official position with respect thereto or (b) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or proposed change, pronouncement, notice, announcement or decision is announced on or after the Closing Date, there is more than an insubstantial risk that (i) the Issuer Trust is, or will be within 90 days of the date of such opinion, subject to the United States federal income tax with respect to income received or accrued on the Junior Subordinated Debentures, (ii) interest payable by the Debenture Issuer on the Junior Subordinated Debentures is not, or within 90 days of the date of such opinion, will not be, deductible by the Debenture Issuer, in whole or in part, by the Debenture Issuer for United States federal income tax purposes, or (iii) the Issuer Trust is, or will be within 90 days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

            "10% in Liquidation Amount" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities, voting together as a single class, or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Trust Securities of the relevant class.

            "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

            "Trust Enforcement Event" in respect of the Trust Securities means an Indenture Event of Default has occurred and is continuing in respect of the Junior Subordinated Debentures.

            "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

            "Trust Securities" means the Common Securities and the Preferred Securities.

            "Trustee" or "Trustees" means each Person who has signed this Declaration of Trust as a trustee, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

                                    ARTICLE 2

                               TRUST INDENTURE ACT

            SECTION 2.1 Trust Indenture Act; Application.

            (a) This Declaration of Trust is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration of Trust and shall, to the extent applicable, be governed by such provisions.

            (b) The Property Trustee shall be the only Trustee which is a Trustee for the purposes of the Trust Indenture Act.

            (c) If and to the extent that any provision of this Declaration of Trust conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

            (d) The application of the Trust Indenture Act to this Declaration of Trust shall not affect the Issuer Trust's classification as a grantor trust for United States federal income tax purposes and shall not affect the nature of the Trust Securities as equity securities representing undivided beneficial ownership interests in the assets of the Issuer Trust.

            SECTION 2.2 Lists of Holders of Trust Securities.

            (a) Each of the Sponsor and the Administrative Trustees on behalf of the Issuer Trust shall provide the Property Trustee, (i) except while the Preferred Securities are represented by one or more Global Securities, at least one Business Day prior to the date for payment of Distributions, a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Trust Securities ("List of Holders") as of the record date relating to the payment of such Distributions and (ii) at any other time, within 30 days of receipt by the Issuer Trust of a written request from the Property Trustee for a List of Holders as of a date no more than 15 days before such List of Holders is given to the Property Trustee; provided that neither the Sponsor nor the Administrative Trustees on behalf of the Issuer Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Administrative Trustees on behalf of the Issuer Trust. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

            (b) The Property Trustee shall comply with its obligations under, and shall be entitled to the benefits of, Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

            SECTION 2.3 Reports by the Property Trustee.

            Within 60 days after May 15 of each year (commencing with the year of the first anniversary of the issuance of the Preferred Securities), the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

            SECTION 2.4 Periodic Reports to the Property Trustee.

            Each of the Sponsor and the Administrative Trustees on behalf of the Issuer Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

            SECTION 2.5 Evidence of Compliance with Conditions Precedent.

            Each of the Sponsor and the Administrative Trustees on behalf of the Issuer Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration of Trust that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

            SECTION 2.6 Trust Enforcement Events; Waiver.

            (a) The Holders of a Majority in Liquidation Amount of the Preferred Securities may, by vote or written consent, on behalf of the Holders of all of the Preferred Securities, waive any past Trust Enforcement Event in respect of the Preferred Securities and its consequences, provided that, if the underlying Indenture Event of Default:

                  (i) is not waivable under the Junior Subordinated Indenture, the Trust Enforcement Event under the Declaration of Trust shall also not be waivable; or

                  (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Junior Subordinated Debentures (a "Super Majority") to be waived under the Junior Subordinated Indenture, the related Trust Enforcement Event under the Declaration of Trust may only be waived by the vote or written consent of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Junior Subordinated Debentures outstanding.

            The foregoing provisions of this Section 2.6(a) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration of Trust and the Trust Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Trust Enforcement Event with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration of Trust and the Preferred Securities, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of a Trust Enforcement Event with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Trust Enforcement Event with respect to the Common Securities for all purposes of this Declaration of Trust without any further act, vote, or consent of the Holders of the Common Securities.

            (b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote or written consent, on behalf of the Holders of all of the Common Securities, waive any past Trust Enforcement Event in respect of the Common Securities and its consequences, provided that, if the underlying Indenture Event of Default:

                  (i) is not waivable under the Junior Subordinated Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event under the Declaration of Trust as provided below in this Section 2.6(b), the Trust Enforcement Event under the Declaration of Trust shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived under the Junior Subordinated Indenture, except where the Holders of the Common Securities are deemed to have waived such Trust Enforcement Event under the Declaration of Trust as provided below in this Section 2.6(b), the Trust Enforcement Event under the Declaration of Trust may only be waived by the vote or written consent of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Junior Subordinated Debentures outstanding;

provided further, that each Holder of Common Securities will be deemed to have waived any Trust Enforcement Event and all Trust Enforcement Events with respect to the Common

Securities and the consequences thereof until all Trust Enforcement Events with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Trust Enforcement Events with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Trust Securities. The foregoing provisions of this Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration of Trust and the Trust Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such cure, waiver or other elimination, any such default shall cease to exist and any Trust Enforcement Event with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration of Trust, but no such waiver shall extend to any subsequent or other Trust Enforcement Event with respect to the Common Securities or impair any right consequent thereon.

            (c) A waiver of an Indenture Event of Default by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Trust Enforcement Event with respect to the Preferred Securities under this Declaration of Trust. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration of Trust and the Trust Securities, as permitted by the Trust Indenture Act.


            SECTION 2.7 Trust Enforcement Event; Notice.

            (a) The Property Trustee shall, within 90 days after the occurrence of a Trust Enforcement Event, transmit by mail, first class postage prepaid, to the Holders of the Trust Securities, notices of all defaults with respect to the Trust Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Indenture Event of Default, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Junior Subordinated Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Trust Securities.

            (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                  (i) a default under Sections 5.01(a) or 5.01(b) of the Junior Subordinated Indenture; or

                  (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of this Declaration of Trust shall have actual knowledge.

            As used herein, the term "actual knowledge" means the actual fact or statement of knowing without any duty to make any investigation without regard thereto.

                                    ARTICLE 3

                                  ORGANIZATION

            SECTION 3.1 Name and Organization.

            The Issuer Trust hereby continued is named "FW Preferred Capital Trust I" as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities. The Issuer Trust's activities may be conducted under the name of the Issuer Trust or any other name deemed advisable by the Administrative Trustees.

            SECTION 3.2 Office.

            The address of the principal office of the Issuer Trust is c/o Foster Wheeler Corporation, Perryville Corporate Park, Clinton, New Jersey 08809. On 10 Business Days' written notice to the Holders of Trust Securities, the Administrative Trustees may designate another principal office.

            SECTION 3.3 Purpose.

            The exclusive purposes and functions of the Issuer Trust are (a) to issue and sell Trust Securities and use the gross proceeds from such sale to acquire the Junior Subordinated Debentures, and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Issuer Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Issuer Trust not to be classified as a grantor trust for United States federal income tax purposes.

            By the acceptance of this Issuer Trust, none of the Trustees, the Sponsor, the Holders of the Preferred Securities or Common Securities or the Preferred Securities Beneficial Owners will take any position for United States federal income tax purposes which is contrary to the classification of the Issuer Trust as a grantor trust.

            SECTION 3.4 Authority.

            (a) Subject to the limitations provided in this Declaration of Trust and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive authority to carry out the purposes of the Issuer Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Issuer Trust and an action taken by the Property Trustee on behalf of the Issuer Trust in accordance with its powers shall constitute the act of and serve to bind the Issuer Trust. In dealing with the Trustees acting on behalf of the Issuer Trust, no person shall be required to inquire into the authority of the Trustees to bind the Issuer Trust. Persons dealing with the Issuer Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration of Trust.

            (b) Except as expressly set forth in this Declaration of Trust and except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee.

            (c) Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Business Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Issuer Trust any documents which the Administrative Trustees have the power and authority to cause the Issuer Trust to execute pursuant to Section 3.6(b); and

            (d) an Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Administrative Trustees have power and authority to cause the Issuer Trust to execute pursuant to Section 3.6.

            SECTION 3.5 Title to Property of the Issuer Trust.

            Except as provided in Section 3.8 with respect to the Junior Subordinated Debentures and the Property Account or as otherwise provided in this Declaration of Trust, legal title to all assets of the Issuer Trust shall be vested in the Property Trustee (in its capacity as such) to be held and administered by the Property Trustee in trust for the benefit of the Issuer Trust and the Holders in accordance with this Declaration of Trust. The Holders shall not have legal title to any part of the assets of the Issuer Trust, but shall have an undivided beneficial ownership interest in the assets of the Issuer Trust.

            SECTION 3.6 Powers and Duties of the Administrative Trustees.

            The Administrative Trustees shall have the exclusive power, duty and authority to cause the Issuer Trust to engage in the following activities:

            (a) to establish the terms and form of the Preferred Securities and the Common Securities in the manner specified in Section 7.1 and issue and sell the Preferred Securities and the Common Securities in accordance with this Declaration of Trust; provided, however, that the Issuer Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further, that there shall be no interests in the Issuer Trust other than the Trust Securities, and the issuance of Trust Securities shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date;

            (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

                  (i) execute and file an application, prepared by the Sponsor, to the New York Stock Exchange or any other national stock exchange or the NASDAQ Stock Market for listing of any Preferred Securities, the Guarantee and the Junior Subordinated Debentures;

                  (ii) execute and file with the Commission one or more registration statements on the applicable forms prepared by the Sponsor, including any amendments thereto, pertaining to the Preferred Securities, the Guarantee and the Junior Subordinated Debentures;

                  (iii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary, in order to qualify or register all or part of the Preferred Securities in any State in which the Sponsor has determined to qualify or register such Preferred Securities for sale; and

                  (iv) negotiate the terms of and execute and enter into an underwriting agreement and other related agreements providing for the sale of the Preferred Securities;

            (c) to acquire the Junior Subordinated Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Junior Subordinated Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders of the Common Securities;

            (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of any Special Event; provided that the Administrative Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any action in relation to any such Special Event;

            (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders, of Common Securities as to such actions and applicable record dates;

            (f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of this Declaration of Trust and the Trust Securities;

            (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Issuer Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

            (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants to conduct only those services that the Administrative Trustees have authority to conduct directly, and to and pay reasonable compensation for such services;

            (i) to cause the Issuer Trust to comply with the Issuer Trust's obligations under the Trust Indenture Act;

            (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

            (k) to incur expenses that are necessary or incidental to carry out any of the purposes of the Issuer Trust;

            (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Trust Securities;

            (m) to give prompt written notice to the Holders of the Trust Securities of any notice received from the Debenture Issuer of its election to defer payments of interest on the Junior Subordinated Debentures by extending the interest payment period under the Junior Subordinated Debentures as authorized by the Junior Subordinated Indenture;

            (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Issuer Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities and the Holders of the Common Securities or to enable the Trust to effect the purposes for which the Issuer Trust was created;

            (o) to take any action, not inconsistent with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the purposes and functions of the Issuer Trust as set out in Section 3.3 or the activities of the Issuer Trust as set out in this
Section 3.6, including, but not limited to:

                  (i) causing the Issuer Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                  (ii) causing the Issuer Trust to be classified as a grantor trust for United States federal income tax purposes; and

                  (iii) cooperating with the Debenture Issuer to ensure that the Junior Subordinated Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes.

            (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Issuer Trust to be duly prepared and filed by the Administrative Trustees on behalf of the Issuer Trust; and

            (q) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Issuer Trust in all matters necessary or incidental to the foregoing.

            The Administrative Trustees shall exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Issuer Trust set out in Section 3.3, and the Administrative Trustees shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Issuer Trust set forth in Section 3.3.

            Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

            Any expenses incurred by the Administrative Trustees pursuant to this Section 3.6 shall be reimbursed by the Debenture Issuer.

            SECTION 3.7 Prohibition of Actions by the Issuer Trust and the Trustees.

            (a) The Issuer Trust shall not, and the Trustees (including the Property Trustee) shall cause the Issuer Trust not to, engage in any activity other than as required or authorized by this Declaration of Trust. In particular, the Issuer Trust shall not, and the Trustees (including the Property Trustee) shall cause the Issuer Trust not to:

                  (i) invest any proceeds received by the Issuer Trust from holding the Junior Subordinated Debentures, but shall distribute all such proceeds to Holders of Trust Securities pursuant to the terms of this Declaration of Trust and of the Trust Securities;

                  (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess Issuer Trust property otherwise than in accordance with the terms of this Declaration of Trust;

                  (iv)      make any loans or incur any indebtedness;

                  (v) possess any power or otherwise act in such a way as to vary the Issuer Trust assets;

                  (vi) possess any power or otherwise act in such a way as to vary the terms of the Trust Securities in any way whatsoever (except to the extent expressly authorized in this Declaration of Trust or by the terms of the Trust Securities);

                  (vii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Issuer Trust other than the Trust Securities;

                  (viii) other than as provided in this Declaration of Trust or by the terms of the Trust Securities, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Junior Subordinated Debentures, (B) waive any past default that is waivable under the Junior Subordinated Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Junior Subordinated Debentures shall be due and payable, or (D) consent to any amendment, modification or termination of the Junior Subordinated Indenture or the Junior Subordinated Debentures where such consent shall be required unless the Issuer Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that the Issuer Trust will be deemed an Investment Company required to be registered under the Investment Company Act, or the Issuer Trust will not be classified as a grantor trust for United States federal income tax purposes;

                  (ix) take any action inconsistent with the status of the Issuer Trust as a grantor trust for United States federal income tax purposes; or

                  (x) revoke any action previously authorized or approved by vote of the Holders of the Preferred Securities.

            SECTION 3.8 Powers and Duties of the Property Trustee.

            (a) The legal title to the Junior Subordinated Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Issuer Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Junior Subordinated Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 6.6. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Junior Subordinated Debentures have been executed and delivered.

            (b) The Property Trustee shall not transfer its right, title and interest in the Junior Subordinated Debentures to the Administrative Trustees or to the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee).

            (c) The Property Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Property Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Trust Securities and, upon the receipt of payments of funds made in respect of the Junior Subordinated Debentures held by the Property Trustee, deposit such funds into the Property Account and make payments to the Holders of the Preferred Securities and Holders of the Common Securities from the Property Account in accordance with Section 7.2. Funds in the Property Account shall be held uninvested until disbursed in accordance with this Declaration of Trust. The Property Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization", within the meaning of Rule 436(g)(2) under the Securities Act;

                  (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Junior Subordinated Debentures are redeemed or mature; and

                  (iii) upon written notice of dissolution of the Issuer Trust issued by the Administrative Trustees in accordance with the terms of the Trust Securities, engage in such ministerial activities as so directed and as shall be necessary or appropriate to effect the distribution of the Junior Subordinated Debentures to Holders of Trust Securities.

            (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration of Trust and the Trust Securities.

            (e) The Property Trustee shall take any Legal Action which arises out of or in connection with a Trust Enforcement Event of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration of Trust or the Trust Indenture Act; provided, however, that if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest, principal or other required payments on the Junior Subordinated Debentures on the date such interest, principal or other required payments are otherwise payable (or in the case of redemption, on the redemption date), then a Holder of Preferred Securities may directly institute a proceeding against the Debenture Issuer for enforcement of payment to such Holder of the principal of or interest on Junior Subordinated Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Junior Subordinated Debentures.

            (f) The Property Trustee shall continue to serve as a Trustee until either:

                  (i) the Issuer Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Trust Securities pursuant to the terms of the Trust Securities; or

                  (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with
                            Section 6.6.

            (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Junior Subordinated Debentures under the Junior Subordinated Indenture and, if a Trust Enforcement Event actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Trust Securities, enforce its rights as holder of the Junior Subordinated Debentures subject to the rights of the Holders pursuant to the terms of such Trust Securities.

            (h) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Issuer Trust with respect to all Trust Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee.

            (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

            The Property Trustee shall exercise the powers set forth in this
Section 3.8 in a manner that is consistent with the purposes and functions of the Issuer Trust set out in Section 3.3, and the Property Trustee shall have no power to, and shall not, take any action that is inconsistent with the purposes and functions of the Issuer Trust set out in Section 3.3.

            SECTION 3.9 Certain Duties and Responsibilities of the Property Trustee.

            (a) The Property Trustee, before the occurrence of any Trust Enforcement Event and after the curing of all Trust Enforcement Events that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration of Trust and no implied covenants shall be read into this Declaration of Trust against the Property Trustee. In case a Trust Enforcement Event has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration of Trust, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

            (b) No provision of this Declaration of Trust shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) prior to the occurrence of a Trust Enforcement Event and after the curing or waiving of all such Trust Enforcement Events that may have occurred:

                            a. the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration of Trust and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration of Trust, and no implied covenants or obligations shall be read into this Declaration of Trust against the Property Trustee; and

                            b. in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration of Trust; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration of Trust;

                  (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it without negligence, in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration of Trust;

                  (iv) no provision of this Declaration of Trust shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration of Trust or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                  (v) the Property Trustee's sole duty with respect to the custody, safekeeping and physical preservation of the Junior Subordinated Debentures and the Property Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration of Trust and the Trust Indenture Act;

                  (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Junior Subordinated Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                  (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

                  (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Sponsor with their respective duties under this Declaration of Trust, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees or the Sponsor.

            SECTION 3.10 Certain Rights of Property Trustee.

            (a) Subject to the provisions of Section 3.9:

                  (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (ii) any direction or act of the Sponsor or the Administrative Trustees contemplated by this Declaration of Trust shall be sufficiently evidenced by an Officers' Certificate;

                  (iii) whenever in the administration of this Declaration of Trust, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Administrative Trustees;

                  (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                  (v) before the Property Trustee acts or refrains from acting, it may consult with counsel of its choice or other experts and the written advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration of Trust from any court of competent jurisdiction;

                  (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration of Trust at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided that nothing contained in this Section 3.10(a) shall be taken to relieve the Property Trustee, upon the occurrence of an Indenture Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration of Trust;

                  (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Trust Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration of Trust, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                  (x) whenever in the administration of this Declaration of Trust the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;

                  (xi) except as otherwise expressly provided by this Declaration of Trust, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration of Trust;

                  (xii) the Property Trustee shall not be liable for any action taken, suffered or omitted to be taken by it without negligence, in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Declaration of Trust; and

                  (xiii) the Property Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

            (b) No provision of this Declaration of Trust shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

            SECTION 3.11 Delaware Trustee.

            Notwithstanding any other provision of this Declaration of Trust other than Section 6.1, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Property Trustee described in this Declaration of Trust. Except as set forth in Section 6.1, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Business Trust Act.

            SECTION 3.12 Execution of Documents.

            Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Business Trust Act, any Administrative Trustee is authorized to execute on behalf of the Trust any documents that the Administrative Trustees have the power and authority to execute pursuant to
Section 3.6; provided that, the registration statements referred to in Section 3.6(b)(ii), including any amendments thereto, shall be signed by or on behalf of a majority of the Administrative Trustees.

            SECTION 3.13 Not Responsible for Recitals or Issuance of Trust Securities.

            The recitals contained in this Declaration of Trust and the Trust Securities shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration of Trust, the Trust Securities, the Junior Subordinated Debentures or the Junior Subordinated Indenture.

            SECTION 3.14 Duration of Issuer Trust.

            The Issuer Trust shall exist until terminated pursuant to the provisions of Article 8 hereof.

            SECTION 3.15 Mergers.

            (a) The Issuer Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other body, except as described in Section 3.15(b) and (c).

            (b) The Issuer Trust may, at the request of the Sponsor and with the consent of the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees and without the consent of the Holders of the Trust Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties substantially as an entirety to a trust organized as such under the laws of any State; provided, that:

                  (i) if the Issuer Trust is not the successor, such successor entity (the "Successor Entity") either:

                            A. expressly assumes all of the obligations of the Issuer Trust with respect to the Trust Securities; or

                            B. substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to Distributions and payments upon liquidation, redemption and otherwise;

                  (ii) the Debenture Issuer expressly appoints a trustee of such Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Junior Subordinated Debentures;

                  (iii) the Preferred Securities or any Successor Securities are listed, or any Successor Securities will be listed upon notification of issuance, on any national securities exchange or with any other or organization on which the Preferred Securities are then listed or quoted;

                  (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization;

                  (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect;

                  (vi) such Successor Entity has a purpose identical to that of the Issuer Trust;

                  (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease the Sponsor has received an opinion in writing of independent counsel to the Issuer Trust experienced in such matters to the effect that:

                            A. such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Preferred Securities (including any Successor Securities) in any material respect;

                            B. following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease neither the Issuer Trust nor the Successor Entity will be required to register as an Investment Company; and

                            C. following such merger, consolidation, amalgamation or replacement, the Issuer Trust (or the Successor Entity) will continue to be classified as a grantor trust for United States federal income tax purposes;

                  (viii) the Sponsor or any permitted successor or assignee owns all of the Common Securities and guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Guarantee; and

                  (ix) such Successor Entity expressly assumes all of the obligations of the Issuer Trust with respect to the Trustees.

            (c) Notwithstanding Section 3.15(b), the Issuer Trust shall not, except with the consent of Holders of 100% in aggregate liquidation amount of the Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it, if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Issuer Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes and each Holder of the Trust Securities not to be treated as owning an undivided interest in the Junior Subordinated Debentures.

            SECTION 3.16 Property Trustee May File Proofs of Claim.

            In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Issuer Trust or any other obligor upon the Trust Securities or the property of the Issuer Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Issuer Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

            (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities (or, if the Trust Securities are original issue discount Trust Securities, such portion of the liquidation amount as may be specified in the terms of such Securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its and counsel) and of the Holders allowed in such judicial proceeding, and

            (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

            and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

            Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.


                                    ARTICLE 4

                                     SPONSOR

            SECTION 4.1 Responsibilities of the Sponsor.

            In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities to the extent the Sponsor determines such activities to be necessary:

            (a) to prepare for filing by the Issuer Trust with the Commission one or more registration statements on the applicable forms, including any amendments thereto, pertaining to the Preferred Securities, the Guarantee and the Junior Subordinated Debentures;

            (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Issuer Trust, and advise the Issuer Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Issuer

Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

            (c) to prepare for filing by the Issuer Trust an application to the New York Stock Exchange or any other national stock exchange or the NASDAQ Stock Market for listing upon notice of issuance of any Preferred Securities, the Guarantee and the Junior Subordinated Debentures; and

            (d) to negotiate the terms of an underwriting agreement and other related agreements providing for the sale of the Preferred Securities.

            SECTION 4.2 Indemnification and Expenses of the Trustees.

            The Sponsor, in its capacity as Debenture Issuer, agrees to indemnify the Property Trustee and the Delaware Trustee for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence or bad faith on the part of the Property Trustee or the Delaware Trustee, as the case may be, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending either of them against or investigating any claim or liability in connection with the exercise or performance of any of their respective powers or duties hereunder; the provisions of this Section 4.2 shall survive the resignation or removal of the Delaware Trustee or the Property Trustee or the termination of this Declaration of Trust.


                                    ARTICLE 5

                         TRUST COMMON SECURITIES HOLDER

            SECTION 5.1 Debenture Issuer's Purchase of Common Securities.

            On the Closing Date, the Debenture Issuer will purchase all of the Common Securities issued by the Issuer Trust, for an amount equal to at least 3% of the capital of the Issuer Trust, at the same time as the Preferred Securities are sold.

            The aggregate stated liquidation amount of Common Securities outstanding at any time shall not be less than 3% of the capital of the Issuer Trust.

            SECTION 5.2 Covenants of the Common Securities Holder.

            For so long as the Preferred Securities remain outstanding, the Common Securities Holder will covenant (i) to maintain, directly or indirectly, 100% ownership of the Common Securities, (ii) to cause the Issuer Trust to remain a statutory business trust and not to voluntarily dissolve, wind up, liquidate or be terminated, except as permitted by this Declaration of Trust,
(iii) to use its commercially reasonable efforts to ensure that the Issuer Trust will not be an investment company for purposes of the Investment Company Act, and (iv) to take no action which would be reasonably likely to cause the Issuer Trust to be classified as an association or a publicly traded partnership taxable as a corporation for United States federal income tax purposes.


                                    ARTICLE 6

                                    TRUSTEES

            SECTION 6.1 Number of Trustees.

            The number of Trustees initially shall be five, and:

            (a) at any time before the issuance of any Trust Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

            (b) after the issuance of any Trust Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by written consent in lieu of such meeting; provided that the number of Trustees shall at all times be at least three; and provided further that (1) one Trustee (the "Delaware Trustee") shall, in the case of a natural person, be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware and otherwise meets the requirements of the Business Trust Act and any other applicable law; (2) at least one Trustee shall be an Administrative Trustee who shall be an employee or officer of, or be affiliated with, the Sponsor; and (3) one Trustee shall be the Property Trustee for so long as this Declaration of Trust is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements in which event, Section 3.11 shall have no application.

            SECTION 6.2 [Reserved].

            SECTION 6.3 Property Trustee; Eligibility.

            (a) There shall at all times be one Trustee (which may be the Delaware Trustee) which shall act as Property Trustee which shall:

                  (i)       not be an Affiliate of the Sponsor; and

                  (ii) be a corporation organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust owners, having a combined capital and surplus of at least 50 million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, State, Territorial or District of Columbia authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 6.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

            (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 6.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 6.6(c).

            (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

            (d) The Guarantee shall be deemed to be specifically described in this Declaration of Trust for purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

            SECTION 6.4 Qualifications of Administrative Trustees and Delaware Trustee Generally.

            Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

            SECTION 6.5 Initial Administrative Trustees.

            The initial Administrative Trustees shall be:

            Richard J. Swift, David J. Roberts and Robert D. Iseman, the business address of all of whom is c/o Foster Wheeler Corporation, Perryville Corporate Park, Clinton, New Jersey 08809.

            SECTION 6.6 Appointment, Removal and Resignation of Trustees.

            (a) Subject to Section 6.6(b), a Trustee may be appointed or removed without cause at any time:

                  (i) until the issuance of any Trust Securities, by written instrument executed by the Sponsor;

                  (ii) after the issuance of any Trust Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities; and

                  (iii) if an Event of Default has occurred and is continuing, by a vote of a Majority in Liquidation Amount of the Preferred Securities outstanding; provided, that no Administrative Trustee may be removed by Holders of Preferred Securities pursuant to this clause (iii).

            (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 6.6(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 6.3(a) (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Administrative Trustees and the Sponsor. The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 6.6(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections
6.2 and 6.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Administrative Trustees and the Sponsor.

            (c) A Trustee appointed to office shall hold office until his or its successor shall have been appointed, until his death or its dissolution or until his or its removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                            a. until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Issuer Trust, the Sponsor and the resigning Property Trustee; or

                            b. until the assets of the Issuer Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Trust Securities; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Issuer Trust, the Sponsor and the resigning Delaware Trustee.

            (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 6.6.

            (e) If no Successor Property Trustee or Successor Delaware Trustee, as the case may be, shall have been appointed and accepted appointment as provided in this Section 6.6 within 60 days after delivery to the Sponsor and the Issuer Trust of an instrument of resignation or removal, the resigning or removed Property Trustee or Delaware Trustee, as applicable, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee, as applicable. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

            (f) No Property Trustee or Delaware Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

            SECTION 6.7 Vacancies among Trustees.

            If an Issuer Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 6.1, or if the number of Trustees is increased pursuant to Section 6.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Administrative Trustees or, if there are more than two, a majority of the Administrative Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 6.6.

            SECTION 6.8 Effect of Vacancies.

            The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Issuer Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of a Administrative Trustee in accordance with Section 6.6, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration of Trust.

            SECTION 6.9 Meetings.

            If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration of Trust, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present (whether in person or by telephone) and eligible to vote with respect to such matter, provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

            SECTION 6.10 Delegation of Power.

            (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any natural person over the age of 21 his, her or its power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing.

            (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Issuer Trust the doing of such things and the execution of such instruments either in the name of the Issuer Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Issuer Trust, as set forth herein.

            SECTION 6.11 Merger, Conversion, Consolidation or Succession to Business.

            Any corporation into which the Property Trustee, the Delaware Trustee or any Administrative Trustee that is not a natural person may be merged or converted or with such

Trustee may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of such Trustee shall be the successor of such Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.


                                    ARTICLE 7

                            TERMS OF TRUST SECURITIES

            SECTION 7.1 General Provisions Regarding Trust Securities.

            (a) The Administrative Trustees shall on behalf of the Issuer Trust issue one class of preferred securities representing undivided beneficial ownership interests in the assets of the Issuer Trust (the "Preferred Securities") and one class of common securities representing undivided beneficial ownership interests in the assets of the Issuer Trust (the "Common Securities") having such terms as are set forth in Annex I hereto. The Issuer Trust shall issue no securities or other interests in the assets of the Issuer Trust other than the Preferred Securities and the Common Securities.

            (b) The Certificates shall be signed on behalf of the Issuer Trust by an Administrative Trustee. Such signature shall be the manual or facsimile signature of any Administrative Trustee holding such position at the time of signature. In case an Administrative Trustee of the Issuer Trust who shall have signed any of the Certificates shall cease to be such Administrative Trustee before the Certificates so signed shall be delivered by the Issuer Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificates had not ceased to be such Administrative Trustee; and any Certificate may be signed on behalf of the Issuer Trust by such persons who, at the actual date of execution of such Certificate, shall be the Administrative Trustees of the Issuer Trust, although at the date of the execution and delivery of the Declaration of Trust any such person was not such an Administrative Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Administrative Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Trust Securities may be listed, or to conform to usage.

            A Certificate representing Preferred Securities shall not be valid until authenticated by the manual signature of an authorized signatory of the Property Trustee. Such signature shall be conclusive evidence that such Certificate has been authenticated under this Declaration of Trust.

            Upon a written order of the Issuer Trust signed by one Administrative Trustee, the Property Trustee shall authenticate the Certificates representing Preferred Securities for original issue. The aggregate number of Preferred Securities outstanding at any time shall not exceed the liquidation amount set forth in Section 1(a) of Annex I.

            The Property Trustee may appoint an authenticating agent acceptable to the Issuer Trust to authenticate Certificates. An authenticating agent may authenticate Certificates whenever the Property Trustee may do so. Each reference in this Declaration of Trust to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Sponsor or an Affiliate of the Sponsor.

            (c) The consideration received by the Issuer Trust for the issuance of the Trust Securities shall constitute a contribution to the capital of the Issuer Trust and shall not constitute a loan to the Issuer Trust.

            (d) Upon issuance of the Trust Securities as provided in this Declaration of Trust, the Trust Securities so issued shall be deemed to be validly issued, fully paid and non-assessable beneficial ownership interests in the assets of the Issuer Trust.

            (e) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration of Trust, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration of Trust and the terms of the Trust Securities, the Guarantee, the Junior Subordinated Indenture and the Junior Subordinated Debentures.

            (f) The holders of the Trust Securities shall have no preemptive rights.

            SECTION 7.2 Paying Agent.

            In the event that any Preferred Securities are not in book-entry only form, the Issuer Trust shall maintain in the Borough of Manhattan, City of New York, State of New York, an office or agency where the Preferred Securities may be presented for payment ("Paying Agent"). The Issuer Trust may appoint the Paying Agent and may appoint one or more additional Paying Agents in such other locations as it shall determine. The term "Paying Agent" includes any additional Paying Agent. The Issuer Trust may change any Paying Agent without prior notice to the Holders. The Issuer Trust shall notify the Property Trustee of the name and address of any Paying Agent not a party to this Declaration of Trust. If the Issuer Trust fails to appoint or maintain another entity as Paying Agent, the Property Trustee shall act as such. The Issuer Trust or any of its Affiliates may act as Paying Agent. Harris Trust and Savings Bank shall initially act as Paying Agent for the Trust Securities. In the event Harris Trust and Savings Bank shall no longer be the Paying Agent, the Administrative Trustees shall appoint a successor (which shall be a bank or trust company acceptable to the Debenture Issuer) to act as Paying

Agent. The Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Property Trustee and the Debenture Issuer.

            SECTION 7.3 Listing.

            The Sponsor shall use its reasonable best efforts to cause the Preferred Securities to be listed for quotation on the New York Stock Exchange.

            SECTION 7.4 Transfer of Trust Securities.

            (a) Trust Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration of Trust and in the terms of the Trust Securities. Any transfer or purported transfer of any Trust Security not made in accordance with this Declaration of Trust shall be null and void.

            (b) Subject to this Article 7, Preferred Securities shall be freely transferable.

            (c) The Issuer Trust shall cause to be kept at the Corporate Trust Office of the Property Trustee a register (the register maintained in such office being herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer Trust shall provide for the registration of Preferred Securities and of transfers of Preferred Securities. The Property Trustee is hereby appointed "Security Registrar" for the purpose of registering Preferred Securities and transfers of Preferred Securities as herein provided.

            (d) Upon surrender for registration of transfer of any Trust Security at an office or agency of the Issuer Trust designated for such purpose, the Issuer Trust shall execute, and the Property Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Trust Securities of any authorized denominations and of a like aggregate principal amount.

            (e) At the option of the Holder, Trust Securities may be exchanged for other Trust Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Trust Securities to be exchanged at such office or agency. Whenever any Trust Securities are so surrendered for exchange, the Issuer Trust shall execute, and in the case of Preferred Securities the Property Trustee shall authenticate and deliver, the Issuer Trust Securities which the Holder making the exchange is entitled to receive.

            (f) Every Trust Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Issuer Trust or the Property Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Issuer Trust and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

            (g) No service charge shall be made for any registration of transfer or exchange of Trust Securities, but the Issuer Trust may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Trust Securities.

            (h) If the Trust Securities are to be redeemed in part, the Issuer Trust shall not be required (A) to issue, register the transfer of, or exchange any Trust Securities during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of any such Trust Securities selected for redemption under Section 4 of Annex I and ending at the close of business on the day of such mailing, or (B) to register the transfer or exchange of any Trust Security so selected for redemption in whole or in part, except the unredeemed portion of any Trust Security being redeemed in part.

            SECTION 7.5 Mutilated, Destroyed, Lost or Stolen Certificates.

            If:

            (a) any mutilated Certificates should be surrendered to the Administrative Trustees, or if the Administrative Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

            (b) there shall be delivered to the Administrative Trustees such security or indemnity as may be required by them to keep each of them, the Sponsor and the Issuer Trust harmless,

then, in the absence of actual notice that such Certificate shall have been acquired by a bona fide purchaser, any Administrative Trustee on behalf of the Issuer Trust shall execute and deliver, in exchange for, or in lieu of, any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 7.5, the Administrative Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Trust Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

            SECTION 7.6 Deemed Security Holders.

            The Trustees may treat the Person in whose name any Certificate shall be registered on the register of the Issuer Trust as the sole holder of such Certificate and of the Trust Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Trust Securities represented by such Certificate on the part of any Person, whether or not the Issuer Trust shall have actual or other notice thereof.

            SECTION 7.7 Global Securities.

            The Preferred Securities may be issued in the form of one or more Global Securities. If the Preferred Securities are to be issued in the form of one or more Global Securities, then the Administrative Trustee on behalf of the Issuer Trust shall execute and the Property Trustee shall authenticate and deliver one or more Global Securities that (i) shall represent and shall be denominated in an amount equal to the aggregate liquidation amount of all of the Preferred Securities to be issued in the form of Global Securities and not yet cancelled, (ii) shall be registered in the name of the Depositary for such Global Security or Preferred Securities or the nominee of such Depositary, and
(iii) shall be delivered by the Property Trustee to such Depositary or pursuant to such Depositary's instructions. Global Securities shall bear a legend substantially to the following effect:

            "This Preferred Security is a Global Security within the meaning of the Declaration of Trust hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration of Trust and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

            Unless this Preferred Security Certificate is presented by an authorized representative of the Depositary to FW Preferred Capital Trust I or its agent for registration of transfer, exchange or payment, and any Preferred Security Certificate issued is registered in the name of Cede & Co. or such other name as registered by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein."

            Preferred Securities not represented by a Global Security and issued in exchange for all or a part of a Global Security pursuant to this Section 7.7 shall be registered in such names and in such authorized denominations as the Depositary shall instruct the Property Trustee. Upon execution and authentication, the Property Trustee shall deliver such Preferred Securities not represented by a Global Security to the persons in whose names such definitive Preferred Securities are so registered.

            At such time as all interests in Global Securities have been redeemed, repurchased or cancelled, such Global Securities shall be, upon receipt thereof, cancelled by the Property Trustee in accordance with the standing procedures of the Depositary. At any time prior to such cancellation, if any interest in Global Securities is (i) exchanged for Preferred Securities not represented by a Global Security, (ii) redeemed or, cancelled or transferred to a transferee who receives Preferred Securities not represented by a Global Security therefor or
(iii) any Preferred Security not represented by a Global Security is exchanged or transferred for an interest in a Global Security, the principal amount of such Global Securities shall, in accordance with the standing procedures of the Depositary, be reduced or increased, as the case may be, and an endorsement shall be made on such Global Securities by the Property Trustee to reflect such reduction or increase.

            The Issuer Trust and the Property Trustee may for all purposes, including the making of payments due on the Preferred Securities, deal with the Depositary as the authorized representative of the Holders for the purposes of exercising the rights of Holders hereunder. The rights of an owner of any beneficial interest in a Global Security shall be limited to those established by law and agreements between such owners and Depositary participants; provided, that no such agreement shall give any rights to any person against the Trust or the Property Trustee without the written consent of the parties so affected. Multiple requests and directions from and votes of the Depositary as Holder of Preferred Securities in global form with respect to any particular matter shall not be deemed inconsistent to the extent they do not represent an amount of Preferred Securities in excess of those held in the name of the Depositary or its nominee.

            If at any time the Depositary for any Preferred Securities represented by one or more Global Securities notifies the Issuer Trust that it is unwilling or unable to continue as Depositary for such Preferred Securities or if at any time the Depositary for such Preferred Securities shall no longer be eligible to act as such under this Section 7.7, the Issuer Trust shall appoint a successor Depositary with respect to such Preferred Securities. If a successor Depositary for such Preferred Securities is not appointed by the Issuer Trust within 90 days after the Issuer Trust receives such notice or becomes aware of such ineligibility, the Issuer Trust's election that such Preferred Securities be represented by one or more Global Securities shall no longer be effective and the Issuer Trust shall execute, and the Property Trustee will authenticate and deliver, Preferred Securities in definitive registered form, in authorized denominations, in an aggregate liquidation amount equal to the principal amount of the Global Security or Securities representing such Preferred Securities in exchange for such Global Security or Securities.

            The Issuer Trust may at any time and in its sole discretion determine that the Preferred Securities issued in the form of one or more Global Securities shall no longer be represented by a Global Security or Securities. In such event the Issuer Trust shall execute, and the Property Trustee, shall authenticate and deliver, Preferred Securities in definitive registered form, in authorized denominations, in an aggregate liquidation amount equal to the principal amount of the Global Security or Securities representing such Preferred Securities, in exchange for such Global Security or Securities.

            Notwithstanding any other provisions of this Declaration of Trust (other than the provisions set forth in Annex I hereto), Global Securities may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the

Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

            Interests of beneficial owners in a Global Security may be transferred or, exchanged for Preferred Securities not represented by a Global Security, and Preferred Securities not represented by a Global Security may be transferred or exchanged for interests in a Global Security in accordance with rules of the Depositary and the provisions of Annex I hereto.


                                    ARTICLE 8

                      DISSOLUTION AND TERMINATION OF TRUST

            SECTION 8.1 Dissolution and Termination of Issuer Trust.

            (a) The Issuer Trust shall dissolve upon the earliest of:

                  (i) the bankruptcy of the Holder of the Common Securities or the Sponsor;

                  (ii) the filing of a certificate of dissolution or its equivalent with respect to the Sponsor; the filing of a certificate of cancellation with respect to the Issuer Trust after obtaining the consent of the Holders of at least a Majority in Liquidation Amount of the Trust Securities to the filing of a certificate of cancellation with respect to the Issuer Trust or the revocation of the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                  (iii) the entry of a decree of judicial dissolution of the Sponsor or the Issuer Trust;

                  (iv) the time when all of the Trust Securities shall have been called for redemption and the amounts then due shall have been paid to the Holders in accordance with the terms of the Trust Securities;

                  (v) upon the election of the Administrative Trustees, following the occurrence and continuation of a Special Event pursuant to which the Issuer Trust shall have been dissolved in accordance with the terms of the Trust Securities, and all of the Junior Subordinated Debentures shall have been distributed to the Holders of Trust Securities in exchange for all of the Trust Securities;

                  (vi) the time when all of the Administrative Trustees and the Sponsor shall have consented to dissolution of the Issuer Trust provided such action is taken before the issuance of any Trust Securities; or

                  (vii) upon the liquidation of the Issuer Trust in accordance with the terms of the Trust Securities and the distribution of all of the Junior Subordinated Debentures endorsed thereon in exchange for all of the Trust Securities.

            (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and upon completion of the winding up and liquidation of the Issuer Trust, the Trustees shall terminate the Issuer Trust by filing a certificate of cancellation with the Secretary of State of the State of Delaware.

            (c) The provisions of Section 4.2 and Article 9 shall survive the termination of the Issuer Trust.

            SECTION 8.2 Optional Liquidation of Issuer Trust

            The Administrative Trustees shall have the right at any time to liquidate the Issuer Trust and cause the Junior Subordinated Debentures to be distributed to the holders of the Trust Securities in liquidation of the Issuer Trust.


                                    ARTICLE 9

                           LIMITATION OF LIABILITY OF
               HOLDERS OF SECURITIES, DELAWARE TRUSTEES OR OTHERS

            SECTION 9.1 Liability.

            (a) Except as expressly set forth in this Declaration of Trust, the Guarantee and the terms of the Trust Securities, the Sponsor:

                  (i) shall not be personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Trust Securities which shall be made solely from assets of the Issuer Trust; and

                  (ii) shall not be required to pay to the Issuer Trust or to any Holder of Trust Securities any deficit upon dissolution of the Issuer Trust or otherwise.

            (b) Pursuant to Section 3803(a) of the Business Trust Act, the Holder of the Common Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware; provided, however, that the Common Securities Holder shall be liable for all of the debts and obligations of the Issuer Trust (other than with respect to the Securities) to the extent not satisfied out of the Issuer Trust's assets.

            (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

            SECTION 9.2 Exculpation.

            (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Issuer Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Issuer Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration of Trust or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence or willful misconduct with respect to such acts or omissions.

            (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Issuer Trust and upon such information, opinions, reports or statements presented to the Issuer Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Issuer Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Trust Securities might properly be paid.

            SECTION 9.3 Fiduciary Duty.

            (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Issuer Trust or to any other Covered Person, an Indemnified Person acting under this Declaration of Trust shall not be liable to the Issuer Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration of Trust. The provisions of this Declaration of Trust, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

            (b) Unless otherwise expressly provided herein:

                  (i) whenever a conflict of interest exists or arises between any Covered Persons; or

                  (ii) whenever this Declaration of Trust or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Issuer Trust or any Holder of Trust Securities,

the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration of Trust or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

            (c) Whenever in this Declaration of Trust an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Issuer Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration of Trust or by applicable law.

            SECTION 9.4 Indemnification.

            (a)(i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Issuer Trust) by reason of the fact that he is or was a Debenture Issuer Indemnified Person against expenses (including attorney fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Issuer Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Debenture Issuer Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Issuer Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

            (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Debenture Issuer Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Issuer Trust to procure a judgment in its favor by reason of the fact that he is or was a Debenture Issuer Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Issuer Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Debenture Issuer Indemnified Person shall have been adjudged to be liable to the Issuer Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

            (iii) Any indemnification under paragraphs (i) and (ii) of this
Section 9.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Debenture Issuer Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Administrative Trustees by a majority vote of a quorum consisting of such Administrative Trustees who were not parties to such action, suit or proceeding,
(2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion, or (3) in any event, by the Common Security Holder.

            (iv) Expenses (including attorneys' fees) incurred by a Debenture Issuer Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 9.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Debenture Issuer Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 9.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made (i) by the Administrative Trustees by a majority vote of a quorum of disinterested Administrative Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Administrative Trustees so directs, by independent legal counsel in a written opinion or (iii) in any event, the Common Security Holder, that, based upon the facts known to the Administrative Trustees, counsel or the Common Security Holder at the time such determination is made, such Debenture Issuer Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Issuer Trust, or, with respect to any criminal proceeding, that such Debenture Issuer Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Administrative Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Issuer Trust or the Common or Preferred Security Holders.

            (v) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 9.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Preferred Security Holders of the Issuer Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 9.4(a) (a) shall be deemed to be provided by a contract between the Debenture Issuer and each Debenture Issuer Indemnified Person who serves in such capacity at any time while this Section 9.4(a) is in effect. Any repeal or modification of this
Section 9.4(a) shall not affect any rights or obligations then existing.

            (vi) The Debenture Issuer or the Issuer Trust may purchase and maintain insurance on behalf of any person who is or was a Debenture Issuer Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this Section 9.4(a).

            (vii) For purposes of this Section 9.4(a), references to "the Issuer Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 9.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

            (viii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 9.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Debenture Issuer Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person. The obligation to indemnify as set forth in this Section 9.4(a) shall survive the resignation or removal of the Delaware Trustee or the Property Trustee or the termination of this Declaration of Trust.

            (b) The Debenture Issuer agrees to indemnify the (i) Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee and the Delaware Trustee, and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 9.4(b) shall survive the satisfaction and discharge of this Declaration of Trust.

            SECTION 9.5 Outside Businesses.

            Any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the activities of the Issuer Trust, and the Issuer Trust and the Holders of Securities shall have no rights by virtue of this Declaration of Trust in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the activities of the Issuer Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Issuer Trust even if such opportunity is of a character that, if presented to the Issuer Trust, could be taken by the Issuer Trust, and any Covered Person, the Sponsor, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE 10

                                   ACCOUNTING

            SECTION 10.1 Fiscal Year.

            The fiscal year ("Fiscal Year") of the Issuer Trust shall be the calendar year, or such other year as is required by the Code.

            SECTION 10.2 Certain Accounting Matters.

            (a) At all times during the existence of the Issuer Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction entered into by the Issuer Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles, consistently applied. The Issuer Trust shall use the accrual method of accounting for United States federal income tax purposes.

            (b) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders of Trust Securities, an annual United States federal income tax information statement, to the extent required by the Code, containing such information with regard to the Trust Securities held by each Holder as is required by the Code and the Treasury Regulations.

            (c) The Administrative Trustees shall cause to be duly prepared and filed, an annual United States federal income tax return, on Form 1041 or such other form as may be required by United States federal income tax law, and any other income tax returns required to be filed by or on behalf of the Issuer Trust with any state or local taxing authority.

            SECTION 10.3 Banking.

            The Issuer Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Issuer Trust; provided, however, that all payments of funds in respect of the Junior Subordinated Debentures held by the Property Trustee shall be made directly to the Property Account and no other funds of the Issuer Trust shall be deposited in the Property Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Account.

            SECTION 10.4 Withholding.

            The Issuer Trust and the Administrative Trustees shall comply with all withholding requirements under United States federal, state and local law. The Issuer Trust shall request, and each Holder shall provide to the Issuer Trust, such forms or certificates as are necessary to establish any applicable exemption from withholding with respect to such Holder, and any representations and forms as shall reasonably be requested by the Issuer Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Administrative Trustees shall file any required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Issuer Trust is required to withhold and pay over any amounts to any authority with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If an amount required to be withheld is not withheld from actual Distributions made, the Issuer Trust may reduce subsequent Distributions by the amount of such required withholding.

                                   ARTICLE 11

                             AMENDMENTS AND MEETINGS

            SECTION 11.1 Amendments.

            (a) Except as otherwise provided in this Declaration of Trust or by any applicable terms of the Trust Securities, this Declaration of Trust may only be amended by a written instrument approved and executed by the Sponsor and (i) each Administrative Trustee (or, if there are more than two Administrative Trustees, a majority of the Administrative Trustees) and (ii) the Property Trustee if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee; and (iii) by the Delaware Trustee if the amendment affects the rights, powers, duties, obligations or immunities of the Delaware Trustee.

            (b) No amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Issuer Trust and the Sponsor to the effect that such amendment is permitted by, and conforms to, the terms of this Declaration of Trust (including the terms of the Trust Securities);

                  (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                            a. an Officers' Certificate from each of the Issuer Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration of Trust (including the terms of the Trust Securities); and

                            b. an opinion of counsel (who may be counsel to the Sponsor or the Issuer Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration of Trust (including the terms of the Trust Securities); and

                  (iii) to the extent the result of such amendment would be to:

                            a. cause the Issuer Trust to be classified other than as a grantor trust for United States federal income tax purposes;

                            b. reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act; or

                            c. cause the Issuer Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act.

            (c) At such time after the Issuer Trust has issued any Trust Securities that remain outstanding, any amendment that would (i) adversely affect the powers, preferences or special rights of the Holders of such Trust Securities, whether by way of amendment to the Declaration of Trust or otherwise, (ii) result in the dissolution, winding-up or termination of the Issuer Trust other than pursuant to the terms of this Declaration of Trust,
(iii) change the amount or timing of any distribution of the Trust Securities or otherwise adversely affect the amount of any distribution required to be made in respect of the Trust Securities as of a specified date or (iv) restrict the right of a Holder of Trust Securities to institute suit for the enforcement of any such payment on or after such date, then the Holders of the Trust Securities voting together as a single class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of each of the Holders of the Trust Securities affected thereby; provided that, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in Liquidation Amount of such class of Trust Securities affected thereby.

            (d) This Section 11.1 shall not be amended without the consent of all of the Holders of the Trust Securities.

            (e) Articles 4 and 5 shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

            (f) The rights of the Holders of the Common Securities under Article 6 to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities.

            (g) Notwithstanding Section 11.1(c), this Declaration of Trust may be amended without the consent of the Holders of the Preferred Securities to:

                  (i)       cure any ambiguity;

                  (ii) correct or supplement any provision in this Declaration of Trust that may be defective or inconsistent with any other provision of this Declaration of Trust;

                  (iii) add to the covenants, restrictions or obligations of the Sponsor;

                  (iv) to conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders; or

                  (v) to modify, eliminate and add to any provision of this Declaration of Trust to ensure that the Issuer Trust will be classified as a grantor trust for United States federal income tax purposes at all times that any Trust Securities are outstanding or to ensure that the Issuer Trust will not be required to register as an Investment Company under the Investment Company Act; provided, however, that such modification, elimination or addition would not adversely affect in any material respect the rights, privileges or preferences of any Holder of the Trust Securities.

            SECTION 11.2 Meetings of the Holders of Trust Securities; Action by Written Consent.

            (a) Meetings of the Holders of any class of Trust Securities may be called at any time by the Administrative Trustees (or as otherwise provided in the terms of the Trust Securities) to consider and act on any matter on which Holders of such class of Trust Securities are entitled to act under the terms of this Declaration of Trust, the terms of the Trust Securities or the rules of any stock exchange on which the Preferred Securities are then listed or admitted for trading. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Trust Securities. Such direction shall be given by delivering to the Administrative Trustees one or more notices in writing stating that the signing Holders of Trust Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Trust Securities calling a meeting shall specify in writing the Certificates held by the Holders of Trust Securities exercising the right to call a meeting and only those Trust Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

            (b) Except to the extent otherwise provided in the terms of the Trust Securities, the following provisions shall apply to meetings of Holders of Trust Securities:

                  (i) notice of any such meeting shall be given to all the Holders of Trust Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Trust Securities is permitted or required under this Declaration of Trust or the rules of any stock exchange on which the Preferred Securities are then listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Trust Securities. Any action that may be taken at a meeting of the Holders of Trust Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Trust Securities owning not less than the minimum amount of Trust Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Trust Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Trust Securities entitled to vote who have not consented in writing. The Administrative Trustees may specify that any written ballot submitted to the Trust Security Holders for the purpose of taking any action without a meeting shall be returned to the Issuer Trust within the time specified by the Administrative Trustees;

                  (ii) each Holder of a Trust Security may authorize any Person to act for it by proxy on all matters in which such Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder executing such proxy. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Issuer Trust were a Delaware corporation and the Holders of the Trust Securities were stockholders thereof;

                  (iii) each meeting of Holders of Trust Securities shall be conducted by the Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

                  (iv) unless the Business Trust Act, this Declaration of Trust, the terms of the Trust Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed for trading, otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Trust Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Trust Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.


                                   ARTICLE 12

                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

            SECTION 12.1 Representations and Warranties of the Property Trustee.

            The Property Trustee represents and warrants to the Issuer Trust and to the Sponsor at the date of this Declaration of Trust, and each Successor Property Trustee represents and warrants to the Issuer Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

            (a) the Property Trustee is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration of Trust;

            (b) the Property Trustee satisfies the requirements set forth in
Section 6.3(a);

            (c) the execution, delivery and performance by the Property Trustee of this Declaration of Trust has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Declaration of Trust has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

            (d) the execution, delivery and performance of this Declaration of Trust by the Property Trustee does not conflict with or constitute a breach of the articles of association or incorporation, as the case may be, or the by-laws (or other similar organizational documents) of the Property Trustee; and

            (e) no consent, approval or authorization of, or registration with or notice to, any State or federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Declaration of Trust.

            SECTION 12.2 Representations and Warranties of the Delaware Trustee.

            The Delaware Trustee represents and warrants to the Issuer Trust and to the Sponsor at the date of this Declaration of Trust, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

            (a) the Delaware Trustee satisfies the requirements set forth in
Section 6.1 and has the power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration of Trust and, if it is not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

            (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration of Trust. This Declaration of Trust, under Delaware law, constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law); and

            (c) no consent, approval or authorization of, or registration with or notice to, any State or federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration of Trust.


                                   ARTICLE 13

                                  MISCELLANEOUS

            SECTION 13.1 Notices.

            All notices provided for in this Declaration of Trust shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

            (a) if given to the Issuer Trust, in care of the Administrative Trustees at the Issuer Trust's mailing address set forth below (or such other address as the Issuer Trust may give notice of to the Property Trustee, the Delaware Trustee and the Holders of the Trust Securities):

            c/o Foster Wheeler Corporation
            Perryville Corporate Park
            Clinton, New Jersey 08809
            Attention: Corporate Counsel

            Telecopy No: (908) 730-5300

            (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as the Delaware Trustee may give notice of to the Administrative Trustees, the Property Trustee and the Holders of the Trust Securities):

            Wilmington Trust Company
            Rodney Square North
            1100 North Market Street
            Wilmington, Delaware 19890
            Attention: Corporate Trustee Administration
            Telecopy No: (302) 651-1576

            (c) if given to the Property Trustee, at its Corporate Trust Office at the address set forth below (or such other address as the Property Trustee may give notice of to the Administrative Trustees, the Delaware Trustee and the Holders of the Trust Securities):

            Harris Trust and Savings Bank
            311 West Monroe Street
            12th Floor
            Chicago, Illinois 60606
            Attention:  Carolyn Potter
            Telecopy No.: (312) 461-3525

            (d) if given to the Common Securities Holder, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Property Trustee, the Delaware Trustee and the Issuer Trust):

            Foster Wheeler Corporation
            Perryville Corporate Park
            Clinton, New Jersey 08809
            Attention: Corporate Counsel
            Telecopy No.: (908) 730-5300

            (e) if given to any Holder, at the address set forth on the register of the Issuer Trust.

All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

            SECTION 13.2 Governing Law.

            This Declaration of Trust and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware.

            SECTION 13.3 Intention of the Parties.

            It is the intention of the parties hereto that the Issuer Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration of Trust shall be interpreted in a manner consistent with such classification.

            SECTION 13.4 Headings.

            Headings contained in this Declaration of Trust are inserted for convenience of reference only and do not affect the interpretation of this Declaration of Trust or any provision hereof.

            SECTION 13.5 Successors and Assigns.

            Whenever in this Declaration of Trust any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration of Trust by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

            SECTION 13.6 Partial Enforceability.

            If any provision of this Declaration of Trust or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration of Trust, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

            SECTION 13.7 Counterparts.

            This Declaration of Trust may contain more than one counterpart of the signature page and this Declaration of Trust may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

            IN WITNESS WHEREOF, the undersigned have caused these presents to be executed as of the day and year first above written.


                                   FOSTER WHEELER CORPORATION,
                                     as Sponsor


                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:


                                   HARRIS TRUST AND SAVINGS BANK
                                     as Property Trustee


                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:


                                   WILMINGTON TRUST COMPANY
                                     as Delaware Trustee


                                   By:
                                       -----------------------------------------
                                   Name:
                                   Title:


                                   ---------------------------------------------
                                    Richard J. Swift, as Administrative Trustee


                                   ---------------------------------------------
                                    David J. Roberts, as Administrative Trustee


                                   ---------------------------------------------
                                    Robert D. Iseman, as Administrative Trustee

                                     ANNEX I


                                    TERMS OF
                              PREFERRED SECURITIES
                              AND COMMON SECURITIES


            Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of _____ __, 1998 (as amended from time to time, the "Declaration of Trust"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities and the Common Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration of Trust or, if not defined in such Declaration of Trust, as defined in the Prospectus referred to below):

            1. Designation and Number.

            (a) Preferred Securities. Preferred Securities of the Issuer Trust with an aggregate liquidation amount with respect to the assets of the Issuer
Trust of               ($     ) and a liquidation amount with respect to the
assets of the Issuer Trust of $25 per Preferred Security, are hereby designated for the purposes of identification only as the "__% Preferred Securities, Series I" (the "Preferred Securities"). The Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A to the Declaration of Trust, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed.

            (b) Common Securities. Common Securities of the Issuer Trust with an aggregate liquidation amount with respect to the assets of the Issuer Trust of
           ($      ) and a liquidation amount with respect to the assets of the
Issuer Trust of $25 per common security, are hereby designated for the purposes of identification only as the "__% Common Securities, Series I" (the "Common Securities"). The Certificates evidencing the Common Securities shall be substantially in the form of Exhibit B to the Declaration of Trust, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

            2. Distributions.

            (a)(i) Holders of Trust Securities shall be entitled to receive cumulative cash Distributions at the rate per annum of ____% of the stated liquidation amount of $25 per Trust Security. The amount of Distributions payable for any period shall be computed (i) for any full quarterly distribution period on the basis of a 360-day year of twelve 30-day months, (ii) for any period shorter than a full quarterly distribution period for which Distributions are computed, on the basis of a 30-day month and (iii) for periods of less than a month, the actual number of days elapsed per 30-day month. Subject to subparagraph (b) of this paragraph, Distributions shall be made on the Preferred Securities and the Common Securities on a Pro Rata basis. Distributions on the Trust Securities shall, from the date of original issue, accrue and be cumulative and shall be payable quarterly, in arrears, on each _______, _________, ___________ __ and ___________ __, commencing ___________ __, ____, when, as and if available for payment, by the Property Trustee, except as otherwise described below. Distributions are payable only to the extent that payments are made in respect of the Junior Subordinated Debentures held by the Property Trustee and to the extent that the Issuer Trust has funds available for the payment of such Distributions in the Property Account. The Debenture Issuer has the right under the Junior Subordinated Indenture to defer payments of interest on the Junior Subordinated Debentures by extending the interest payment period at any time and from time to time for a period not exceeding 20 consecutive quarterly periods (each an "Extension Period"), provided that no Extension Period shall end on a day other than an interest payment date for the Junior Subordinated Debentures or shall extend beyond the date of the maturity of the Junior Subordinated Debentures. As a consequence of any Extension Period, Distributions will also be deferred. During any Extension Period, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at a rate of ____% per annum, compounded quarterly during any such Extension Period. At the end of the Extension Period, all accrued and unpaid Distributions (but only to the extent payments are made in respect of the Junior Subordinated Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefore) will be payable to the Holders of the Trust Securities in whose names the Trust Securities are registered in the Security Register on the record date relating to the Distribution Date on which the Extension Period ends. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period together with all such previous and further extensions within such Extension Period may not exceed 20 consecutive quarterly periods or extend beyond the maturity date of the Junior Subordinated Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements. The Company shall give written notice to the Administrative Trustees, the Property Trustee and the Debenture Trustee of its selection of such Extension Period at least one Business Day before the earlier of (i) the next succeeding date on which Distributions on the Trust Securities issued by the Issuer Trust are payable, or (ii) the date the Issuer Trust is required to give notice of the record date, or the date such Distributions are payable, to any national securities exchange or interdealer quotation system or to holders of the Preferred Securities issued by the Issuer Trust, but in any event at least one Business Day before such record date.

            (ii) Distributions not paid on the scheduled payment date will accumulate and compound quarterly at the rate of ____% per annum ("Compounded Distributions"). "Distributions" shall mean ordinary cumulative distributions together with any Compounded Distributions.

            (iii) If and to the extent that the Debenture Issuer makes a payment of interest, premium and/or principal on the Junior Subordinated Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall make a Pro Rata distribution of the Payment Amount to Holders, subject to subparagraph (b) of this paragraph.

            (iv) Distributions shall be payable to the Holders thereof as they appear on the register of the Issuer Trust as of the close of business on the relevant record dates. While the Preferred Securities are represented by one or more Global Securities, the relevant record dates shall be the close of business on the Business Day next preceding such Distribution payment date, unless a different regular record date is established or provided for the corresponding interest payment date on the Junior Subordinated Debentures. The relevant record dates for the

Common Securities shall be the same as for the Preferred Securities. If the Preferred Securities shall not continue to be represented by one or more Global Securities, the relevant record dates for the Preferred Securities shall be selected by the Administrative Trustees and shall be at least one Business Day prior to the relevant payment dates. At all times, the Distribution payment dates shall correspond to the interest payment dates on the Junior Subordinated Debentures. Distributions payable on any Trust Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Junior Subordinated Debentures, shall cease to be payable to the Person in whose name such Trust Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Trust Securities are registered on the special record date or other specified date determined in accordance with the Declaration of Trust. If any date on which Distributions are payable on the Trust Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, with the same force and effect as if made on such payment date.

            (v) Distributions will be made by check mailed to the Holders entitled thereto in accordance with clause (iv) above at the addresses listed on the register of the Issuer Trust; provided that so long as the Preferred Securities are represented by one or more Global Securities, Distributions in respect thereof may be made by wire transfer of immediately available funds to an account designated by the Depositary.

            (vi) In the event that there is any money or other property held by or for the Issuer Trust that is not accounted for hereunder, such property shall be distributed Pro Rata among the Holders of the Trust Securities.

      (b) Payment of Distributions on, and payment of the Redemption Price upon a redemption of, the Preferred Securities and the Common Securities, as applicable, shall be made Pro Rata based on the liquidation amount of such Preferred Securities and Common Securities; provided, however, that if on any date on which amounts payable on distribution or redemption, an Indenture Event of Default shall have occurred and be continuing, no payment of any Distribution on, or Redemption Price of, any of the Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions on all of the outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or, in the case of amounts payable on redemption, the full amount of the Redemption Price for all of the outstanding Preferred Securities then called for redemption, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions on, or the Redemption Price of, the Preferred Securities then due and payable. The Issuer Trust shall issue no securities or other interests in the assets of the Issuer Trust other than the Preferred Securities and the Common Securities.

            3. Liquidation Distribution Upon Dissolution.

            (a) In the event of any voluntary or involuntary liquidation, dissolution, or winding-up of the Issuer Trust (each a "Liquidation"), the Holders of the Preferred Securities on the date of the Liquidation will be entitled to receive, out of the assets of the Issuer Trust available for distribution to Holders of Trust Securities after satisfaction of the Issuer Trusts' liabilities to creditors, if any, payment in cash or other immediately available funds in an amount equal to the aggregate of the stated liquidation amount of $25 per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such Liquidation, Junior Subordinated Debentures in an aggregate stated liquidation amount equal to the aggregate stated liquidation amount of, with a distribution rate identical to the distribution rate of, and accrues and unpaid distributions equal to accumulated and unpaid Distributions on, such Trust Securities shall be distributed on a Pro Rata basis to the Holders of the Trust Securities in exchange for such Trust Securities.

            (b) If, upon any such Liquidation, the Liquidation Distribution can be paid only in part because the Issuer Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Issuer Trust on the Trust Securities shall be paid on a Pro Rata basis. The Holders of the Common Securities will be entitled to receive distributions upon any such Liquidation Pro Rata with the Holders of the Preferred Securities except that if an Indenture Event of Default has occurred and is continuing, the Preferred Securities shall have a preference over the Common Securities with regard to such distributions.

            4. Redemption of Trust Securities

            (a)(i) Upon the repayment or redemption, in whole or in part, of the Junior Subordinated Debentures held by the Issuer Trust, whether at the stated maturity of the Junior Subordinated Debentures or upon earlier redemption as provided in the Junior Subordinated Indenture, the proceeds from such repayment or redemption shall be simultaneously applied Pro Rata (subject to subparagraph
(b) of paragraph 2 of this Annex) to redeem Trust Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Junior Subordinated Debentures so repaid or redeemed at the Redemption Price. Holders shall be given not less than 30 nor more than 60 days notice of such redemption in accordance with subparagraph (b) of this paragraph.

            (ii) The Administrative Trustees may at any time, elect to dissolve the Issuer Trust upon not less than 30 nor more than 60 days' notice and, after satisfaction of liabilities to creditors, if any, cause the Junior Subordinated Debentures to be distributed to the holders of the Trust Securities in liquidation of the Issuer Trust.

            (iii) On the date fixed for any distribution of Junior Subordinated Debentures, upon dissolution of the Issuer Trust, (x) the Trust Securities will no longer be deemed to be outstanding and (y) certificates representing Trust Securities will be deemed to represent the Junior Subordinated Debentures having an aggregate principal amount equal to the stated liquidation amount of, and bearing accrued and unpaid distributions equal to accrued and unpaid distributions on, such Trust Securities until such certificates are presented to the Sponsor or its agent for transfer or reissuance.

            (b) The procedure with respect to redemptions and distributions of Junior Subordinated Debentures shall be as follows:

            (i) Notice of any redemption of, or notice of distribution of Junior Subordinated Debentures in exchange for, the Trust Securities (a "Redemption/Distribution Notice"), which notice shall be irrevocable, will be given by the Issuer Trust by mail to each Holder of Trust Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Junior Subordinated Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this paragraph, a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Trust Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Trust Securities at the address of each such Holder appearing in the register of the Issuer Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

            (ii) In the event that fewer than all the outstanding Trust Securities are to be redeemed, then the aggregate liquidation amount of such Trust Securities to be redeemed shall be allocated Pro Rata (subject to subparagraph (b) of paragraph 2 of this Annex and as described in clause (iii) of this subparagraph (b) below) among the Preferred Securities and the Common Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by the Depositary or its nominee (or any successor clearing agency or its nominee), the distribution of the proceeds of such redemption will be made to each clearing agency participant (or person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee. The particular Preferred Securities to be redeemed shall be selected on a Pro Rata basis not more than 60 days prior to the redemption date by the Property Trustee from the outstanding Preferred Securities not previously called for redemption, by lot or by such method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $25 or an integral multiple of $25 in excess thereof) of the liquidation amount of the Preferred Securities. The Property Trustee shall promptly notify the Preferred Securities registrar in writing of the Preferred Securities selected for redemption and, in the case of any Preferred Securities selected for partial redemption, the liquidation amount thereof to be redeemed. The Issuer Trust may not redeem the Trust Securities in part unless all accumulated and unpaid Distributions to the date of redemption have been paid in full on all Trust Securities than outstanding. For all purposes of this Declaration of Trust, unless the context otherwise requires, all provisions relating to the redemption of Preferred Securities shall relate, in the case of any Preferred Security redeemed or to be redeemed only in part, to the portion of the aggregate liquidation amount of Preferred Securities which has been or is to be redeemed.

            (iii) Subject to the Issuer Trust's fulfillment of the notice requirements set forth in subparagraph (b)(i) above, if Trust Securities are to be redeemed, then (i) with respect to Preferred Securities represented by one or more Global Securities, by 12:00 noon, New York City time, on the redemption date (provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Junior Subordinated Debentures), the Property Trustee will deposit irrevocably with the

Depositary or its nominee (or successor Depositary or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Preferred Securities and will give the Depositary irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities and (ii) with respect to Trust Securities not represented by one or more Global Securities (provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Junior Subordinated Debentures), the Issuer Trust will irrevocably deposit with the Paying Agent for such Preferred Securities funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their certificates evidencing the Preferred Securities. If any date fixed for redemption of Trust Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price in respect of any Trust Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accrue at the then applicable rate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price. For these purposes, the applicable Redemption Price shall not include Distributions which are being paid to Holders who were Holders on a relevant record date. If a Redemption/Distribution Notice shall have been given and funds deposited or paid as required, then immediately prior to the close of business on the date of such deposit or payment, Distributions will cease to accrue on the Trust Securities called for redemption and all rights of Holders of such Trust Securities so called for redemption will cease, except the right of the Holders to receive the Redemption Price, but without interest on such Redemption Price, and from and after the date fixed for redemption, such Trust Securities will cease to be outstanding.

            Neither the Administrative Trustees nor the Issuer Trust shall be required to register or cause to be registered the transfer of any Trust Securities that have been called for redemption, except in the case of any Trust Securities being redeemed in part, any portion thereof not to be redeemed.

            (iv) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Debenture Issuer or its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

            5. Voting Rights of Preferred Securities.

            (a) Except as provided under Section 11.1 of the Declaration of Trust and this paragraph 5 and as otherwise required by the Business Trust Act, the Trust Indenture Act and other applicable law, the Holders of the Preferred Securities shall have no voting rights.

            (b) Subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in subparagraph (d) below, the Holders of a Majority in Liquidation Amount of the Preferred Securities voting separately as a class have the right to direct the time, method and place of conducting any proceeding for any remedy available to the

Property Trustee, or to direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration of Trust, including the right to direct the Property Trustee, as Holder of the Junior Subordinated Debentures, to
(1) exercise the remedies available to it under the Junior Subordinated Indenture as a Holder of the Junior Subordinated Debentures; (2) consent to any amendment or modification of the Indenture or the Junior Subordinated Debentures where such consent shall be required or (3) waive any past default and its consequences that is waivable under Section 5.08 of the Junior Subordinated Indenture; provided, however, that if an Indenture Event of Default has occurred and is continuing, then the Holders of 25% of the aggregate Liquidation Amount of the Preferred Securities may direct the Property Trustee to declare the principal of and interest on the Junior Subordinated Debentures due and payable; provided, further, that where a consent or action under the Junior Subordinated Indenture would require the consent or act of the Holders of more than a majority of the aggregate principal amount of Junior Subordinated Debentures affected thereby, only the Holders of that percentage of the aggregate stated Liquidation Amount of the Preferred Securities which is at least equal to the percentage required under the Junior Subordinated Indenture may direct the Property Trustee to give such consent to take such action.

            (c) If the Property Trustee fails to enforce its rights under the Junior Subordinated Debentures after a Holder of Preferred Securities has made a written request, such Holder of Preferred Securities may, to the extent permitted by applicable law, institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Junior Subordinated Indenture without first instituting any legal proceeding against the Property Trustee or any other person or entity. In addition, if a Trust Enforcement Event has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to make any interest, principal or other required payments when due under the Junior Subordinated Indenture, then a Holder of Preferred Securities may directly institute a Direct Action against the Debenture Issuer on or after the respective due date specified in the Junior Subordinated Debentures.

            (d) Notwithstanding anything to the contrary herein, the Company shall have the right to set off any payment it would otherwise be required to make in respect of any Trust Security to the extent the Company has theretofore made, or is concurrently on the date thereof making, a payment under the Guarantee or in connection with a Direct Action.

            (e) The Property Trustee shall notify all Holders of the Preferred Securities of any notice of any Indenture Event of Default received from the Debenture Issuer with respect to the Junior Subordinated Debentures. Such notification shall state that such Indenture Event of Default also constitutes a Trust Enforcement Event. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in subparagraph (b)(1) and (2) above unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that the Issuer Trust will not fail to be classified as a grantor trust for United States federal income tax purposes as a result of such action, and each Holder will be treated as owning an undivided beneficial ownership interest in the Junior Subordinated Debentures.

            (f) In the event the consent of the Property Trustee, as the Holder of the Junior Subordinated Debentures, is required under the Junior Subordinated Indenture with respect to any amendment or modification of the Junior Subordinated Indenture, the Property Trustee shall request the direction of the Holders of the Trust Securities with respect to such amendment or modification and shall vote with respect to such amendment or modification as directed by not less than 66-2/3% of the aggregate liquidation amount of the Trust Securities voting together as a single class; provided, however, that where a consent under the Junior Subordinated Indenture would require the consent of the Holders of more than a majority of the aggregate principal amount of the Junior Subordinated Debentures, the Property Trustee may only give such consent at the direction of the Holders of at least the same proportion in aggregate stated liquidation amount of the Trust Securities. The Property Trustee shall not take any such action in accordance with the directions of the Holders of the Trust Securities unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that the Issuer Trust will not be classified as other than a grantor trust for United States federal income tax purposes as a result of such action, and each Holder will be treated as owning an undivided beneficial ownership interest in the Junior Subordinated Debentures.

            (g) A waiver of an Indenture Event of Default with respect to the Junior Subordinated Debentures will constitute a waiver of the corresponding Trust Enforcement Event.

            (h) Any required approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities or pursuant to written consent. The Administrative Trustees shall cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice shall include a statement setting forth the following information: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

            (i) No vote or consent of the Holders of Preferred Securities shall be required for the Issuer Trust to redeem and cancel Preferred Securities or distribute Junior Subordinated Debentures in accordance with the Declaration of Trust and the terms of the Trust Securities.

            (j) Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Trust Securities that are owned at such time by the Debenture Issuer, the Trustees or any entity directly or indirectly controlled by, or under direct or indirect common control with, the Debenture Issuer or any Trustee, shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if such Trust Securities were not outstanding.

            (k) Holders of the Preferred Securities shall have no rights to appoint or remove the Trustees, who may be appointed, removed or replaced solely by the Common Securities Holder.

            (l) If an Indenture Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed at such time by a Majority in Liquidation Amount of the Preferred Securities.

            6. Voting Rights of Common Securities.

            (a) Except as provided under Sections 6.1(b) or 11.1 of the Declaration of Trust, this paragraph or as otherwise required by the Business Trust Act, the Trust Indenture Act or other applicable law or by the Declaration of Trust, the Holders of the Common Securities will have no voting rights.

            (b) The Holders of the Common Securities shall be entitled, in accordance with Article 6 of the Declaration of Trust, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

            (c) Subject to Section 2.6 of the Declaration of Trust and only after all Trust Enforcement Events with respect to the Preferred Securities have been cured, waived, or otherwise eliminated and subject to the requirement of the Property Trustee obtaining a tax opinion in certain circumstances set forth in this subparagraph (c), the Holders of a Majority in Liquidation Amount of the Common Securities have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration of Trust (in each case, only as it relates to the Common Securities), including the right to direct the Property Trustee, as Holder of the Junior Subordinated Debentures, to (1) exercise the remedies available to it under the Junior Subordinated Indenture as a Holder of the Junior Subordinated Debentures, (2) consent to any amendment or modification of the Junior Subordinated Indenture or the Junior Subordinated Debentures where such consent shall be required or (3) waive any past default and its consequences that is waivable under Section 5.08 of the Junior Subordinated Indenture; provided, however, that where a consent or action under the Junior Subordinated Indenture would require the consent or act of the Holders of more than a majority of the aggregate principal amount of Junior Subordinated Debentures affected thereby, only the Holders of the percentage of the aggregate stated Liquidation Amount of the Common Securities which is at least equal to that percentage required under the Junior Subordinated Indenture may direct the Property Trustee to have such consent or take such action. Except with respect to directing the time, method, and place of conducting a proceeding for a remedy, the Property Trustee shall be under no obligation to take any of the actions described in subparagraphs(c)(i) and (ii) above unless the Property Trustee has obtained an opinion of independent tax counsel to the effect that, as a result of such action, for United States federal income tax purposes the Issuer Trust will not fail to be classified as a grantor trust and each Holder will be treated as owning an undivided beneficial ownership interest in the Junior Subordinated Debentures.

            (d) If the Property Trustee fails to enforce its rights under the Junior Subordinated Debentures after a Holder of Common Securities has made a written request, such Holder of Common Securities may, to the extent permitted by applicable law, directly institute a legal proceeding directly against the Debenture Issuer to enforce the Property Trustee's rights under the Junior Subordinated Debentures without first instituting any legal proceeding against the Property Trustee or any other person or entity.

            (e) A waiver of an Indenture Event of Default with respect to the Junior Subordinated Debentures will constitute a waiver of the corresponding Trust Enforcement Event.

            (f) Any required approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Trust Securities or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter on which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth the following information:
(i) the date of such meeting or the date by which such action is to be taken;
(ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

            (g) No vote or consent of the Holders of the Common Securities will be required for the Issuer Trust to redeem and cancel Common Securities or to distribute Junior Subordinated Debentures in accordance with the Declaration of Trust and the terms of the Trust Securities.

            7. Amendments to Declaration of Trust and Junior Subordinated Indenture.

            (a) In addition to any requirements under Section 11.1 of the Declaration of Trust, if any proposed amendment to the Declaration of Trust provides for, or the Administrative Trustees otherwise propose to effect, (i) any amendment that would adversely affect the rights, privileges or preferences of any Holder of the Trust Securities, whether by way of amendment to the Declaration of Trust or otherwise, or (ii) the dissolution, winding-up or termination of the Issuer Trust, other than as described in Section 8.1 of the Declaration of Trust, then the Holders of Trust Securities, voting together as a single class, will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in Liquidation Amount of the Trust Securities, affected thereby; provided, however, that if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in Liquidation Amount of such class of Trust Securities.

            (b) In the event the consent of the Property Trustee as the holder of the Junior Subordinated Debentures is required under the Junior Subordinated Indenture with respect to any amendment, modification or termination of the Junior Subordinated Indenture or the Junior Subordinated Debentures, the Property Trustee shall request the written direction of the Holders of the Trust Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in Liquidation Amount of the Trust Securities voting together as a single class; provided, however, that where a consent under the Junior Subordinated Indenture would require the consent of the holders of a Super Majority, the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Trust Securities which the relevant Super Majority represents of the aggregate principal amount of the Junior Subordinated Debentures outstanding; provided, further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Trust Securities under this subparagraph
(b) unless the Property Trustee has obtained an opinion of nationally recognized independent tax counsel experienced in such matters to the effect that for the purposes of United States Federal income tax the Issuer Trust will not be classified as other than a grantor trust on account of such action.

            8. Pro Rata.

            A reference in these terms of the Trust Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Trust Securities according to the aggregate Liquidation Amount of the Trust Securities held by the relevant Holder in relation to the aggregate Liquidation Amount of all Trust Securities outstanding unless, in relation to a payment, a Trust Enforcement Event has occurred, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding. In any such proration the Issuer Trust may make such adjustments as may be appropriate in order that only Trust Securities in authorized denominations shall be redeemed.

            9. Ranking.

            The Preferred Securities rank pari passu with the Common Securities and payment thereon shall be made Pro Rata with the Common Securities except that, if a Trust Enforcement Event has occurred the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

            10. Acceptance of Guarantee and Junior Subordinated Indenture.

            Each Holder of Preferred Securities and Common Securities, by its acceptance thereof, agrees to the provisions of the Guarantee and to the provisions of the Junior Subordinated Indenture, respectively, including the subordination provisions therein.

            11. No Preemptive Rights.

            The Holders of the Trust Securities shall have no preemptive rights to subscribe for any additional securities.

            12. Miscellaneous.

            These terms constitute a part of the Declaration of Trust.

            The Sponsor will provide a copy of the Declaration of Trust, the Guarantee, and the Junior Subordinated Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                    EXHIBIT A

            [IF THE PREFERRED SECURITY IS TO BE A GLOBAL SECURITY, INSERT THE
FOLLOWING: This Preferred Security is a Global Security within the meaning of the Declaration of Trust hereinafter referred to and is registered in the name of The Depository Trust Company, a New York corporation (the "Depositary"), or a nominee of the Depositary. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration of Trust and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

            Unless this Preferred Security Certificate is presented by an authorized representative of the Depositary to the issuer or its agent for registration of transfer, exchange or payment, and any Preferred Security Certificate issued is registered in the name of Cede & Co. or such other name as registered by an authorized representative of the Depositary (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depositary), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.]

Certificate No.                                 Number of Preferred Securities:
CUSIP No. ______

                   Certificate Evidencing Preferred Securities
                                       of
                           FW Preferred Capital Trust __

                      ____% Preferred Securities, Series I
                 (liquidation amount $25 per Preferred Security)

            FW Preferred Capital Trust __, a statutory business trust formed under the laws of the State of Delaware (the "Issuer Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of ___ preferred securities of the Issuer Trust representing undivided beneficial ownership interests in the assets of the Issuer Trust designated the ____% Preferred Securities, Series I (liquidation amount $25 per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the register of the Issuer Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in the Declaration of Trust (as defined below). The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Issuer Trust, dated as of _____ __, ____ (as the same may be amended from time to time (the "Declaration of Trust"), among FOSTER WHEELER CORPORATION, as Sponsor, Richard J. Swift, David J. Roberts and Robert D. Iseman, as Administrative Trustees, HARRIS TRUST AND SAVINGS COMPANY as Property Trustee, and WILMINGTON TRUST COMPANY, as Delaware Trustee. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration of Trust. The Holder is entitled to the benefits of the Guarantee to the extent described therein. The Sponsor will provide a copy of the Declaration of Trust, the Guarantee and the Junior Subordinated Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

            Upon receipt of this certificate, the Holder is bound by the Declaration of Trust and is entitled to the benefits thereunder.

            By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Junior Subordinated Debentures as indebtedness and the Preferred Securities as evidence of undivided indirect beneficial ownership interests in the Junior Subordinated Debentures.

            IN WITNESS WHEREOF, the Issuer Trust has executed this certificate this ____ day of ____, ____.

                                    FW PREFERRED CAPITAL TRUST __


                                    By:
                                        --------------------------
                                    Name:
                                    Title: Administrative Trustee


            This is one of the Trust Securities referred to in the within-mentioned Declaration of Trust.


                                        HARRIS TRUST AND SAVINGS BANK,
                                          as Property Trustee


                                        By:
                                            --------------------------
                                        Name:
                                        Title:

                          [FORM OF REVERSE OF SECURITY]

            Each Preferred Security will be entitled to receive cumulative cash Distributions at a rate per annum of ____% of the stated liquidation amount of $25 per Preferred Security. Distributions not paid on the scheduled payment date will accumulate and compound quarterly at the rate of % per annum ("Compound Distributions"). The term "Distributions" as used herein shall mean ordinary cumulative distributions together with any Compound Distributions. A Distribution is payable only to the extent that payments are made in respect of the Junior Subordinated Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The Distribution Amount payable for each Distribution Period will be calculated as provided in the Declaration of Trust.

            Except as otherwise described below, Distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on the ____ day of ______, ______, _______ and _______ of each year, commencing on _______ __, ____ to the Holders thereof as they appear on the books and records of the Issuer Trust on the relevant record dates. While the Preferred Securities are represented by one or more Global Securities, the relevant record dates shall be the close of business on the Business Day next preceding such Distribution payment date unless a different regular record date is established or provided for the corresponding interest payment date on the Junior Subordinated Debentures. If the Preferred Securities shall not continue to remain represented by one or more Global Securities, the relevant record dates for the Preferred Securities shall be selected by the Administrative Trustees and shall be at least one Business Day prior to the relevant payment dates. The Debenture Issuer has the right under the Junior Subordinated Indenture to defer payments of interest on the Junior Subordinated Debentures by extending the interest payment period at any time and from time to time for a period not exceeding 20 consecutive quarterly periods (each an "Extension Period"), provided that no Extension Period shall end on a day other than an interest payment date for the Junior Subordinated Debentures or shall extend beyond the date of the maturity of the Junior Subordinated Debentures. As a consequence of any Extension Period, Distributions will also be deferred. During any Extension Period, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at a rate of ____% per annum, compounded quarterly during any such Extension Period. At the end of the Extension Period, all accrued and unpaid Distributions (but only to the extent payments are made in respect of the Junior Subordinated Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefore) will be payable to the Holders of the Trust Securities in whose names the Trust Securities are registered in the Security Register on the record date relating to the Distribution Date on which the Extension Period ends. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period together with all such previous and further extensions within such Extension Period may not exceed 20 consecutive quarterly periods or extend beyond the maturity date of the Junior Subordinated Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

            The Administrative Trustees shall have the right at any time to dissolve and liquidate the Issuer Trust and cause the Junior Subordinated Debentures to be distributed to the Holders of the Trust Securities in liquidation of the Issuer Trust.

            The Preferred Securities shall be redeemable as provided in the Declaration of Trust.

                                  ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

________________________________________________________________________________
________________________________________________________________________________
________________________________________
        (Insert assignee's social security or tax identification number)


________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
__________________________
                    (Insert address and zip code of assignee)


and irrevocably appoints
________________________________________________________________________________
________________________________________________________________________________
___________________________________________________________ agent to transfer this Preferred Security Certificate on the books of the Issuer Trust. The agent may substitute another to act for him or her.


Date: _______________________

Signature: __________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

Signature Guarantee*:   ___________________________________

--------
** Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

EXHIBIT B


                      THIS CERTIFICATE IS NOT TRANSFERABLE


Certificate No.                             Number of Common Securities:  ____

                    Certificate Evidencing Common Securities
                                       of
                          FW Preferred Capital Trust I

                                Common Securities
                  (liquidation amount $25 per Common Security)


            FW Preferred Capital Trust I, a statutory business trust formed under the laws of the State of Delaware (the "Issuer Trust"), hereby certifies that FOSTER WHEELER CORPORATION (the "Holder") is the registered owner of common securities of the Issuer Trust representing an undivided beneficial ownership interest in the assets of the Issuer Trust designated the ____% Common Securities (liquidation amount $25 per Common Security) (the "Common Securities"). The Common Securities are not transferable and any attempted transfer thereof shall be void. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of _____ __, ____ (as the same may be amended from time to time, the "Declaration of Trust"), among FOSTER WHEELER CORPORATION as Sponsor, Richard J. Swift, David J. Roberts and Robert D. Iseman, as Administrative Trustees, HARRIS TRUST AND SAVINGS BANK, as Property Trustee and WILMINGTON TRUST COMPANY, as Delaware Trustee. The Holder is entitled to the benefits of the Guarantee to the extent described therein. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration of Trust. The Sponsor will provide a copy of the Declaration of Trust, the Guarantee and the Junior Subordinated Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

            Upon receipt of this certificate, the Holder is bound by the Declaration of Trust and is entitled to the benefits thereunder.

            By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Junior Subordinated Debentures as indebtedness and the Common Securities as evidence of an undivided indirect beneficial ownership interest in the Junior Subordinated Debentures.

            IN WITNESS WHEREOF, the Issuer Trust has executed this certificate this ____ day of _______, ____.

                                          FW PREFERRED CAPITAL TRUST __


                                          By:
                                              -------------------------
                                              Name:
                                              Title: Administrative Trustee

                          [FORM OF REVERSE OF SECURITY]

            Each Common Security will be entitled to receive cumulative Distributions at a rate per annum of ____% of the stated liquidation amount of $25 per Common Security. Distributions not paid on the scheduled payment date will accumulate and compound quarterly at the rate of % per annum ("Compound Distributions"). The term "Distributions" as used herein shall mean ordinary cumulative distributions together with any Compound Distributions. A Distribution is payable only to the extent that payments are made in respect of the Junior Subordinated Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The Distribution Amount payable for each Distribution Period will be calculated as provided in the Declaration of Trust.

            Except as otherwise described below, distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears on the ____ day of ____, _______, _______ and _______ of each year, commencing on _______ __, ______, to Holders of record on _______ __ or _______ __, as the case may be. The Debenture Issuer has the right under the Junior Subordinated Indenture to defer payments of interest on the Junior Subordinated Debentures by extending the interest payment period at any time and from time to time for a period not exceeding 20 consecutive quarterly periods (each an "Extension Period"), provided that no Extension Period shall end on a day other than an interest payment date for the Junior Subordinated Debentures or shall extend beyond the date of the maturity of the Junior Subordinated Debentures. As a consequence of any Extension Period, quarterly Distributions will also be deferred. During any Extension Period, quarterly Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at a rate of ____% per annum compounded quarterly during any such Extension Period. At the end of the Extension Period, all accrued and unpaid Distributions (but only to the extent payments are made in respect of the Junior Subordinated Debentures held by the Institutional Trustee and to the extent the Property Trustee has funds available therefor) will be payable to the Holders of the Trust Securities in whose names the Trust Securities are registered in the Security Register on the record date relating to the Distribution Date on which the Extension Period ends. Prior to the termination of any such Extension Period, the Debenture Issuer may further defer payments of interest by further extending such Extension Period; provided that such Extension Period together with all such previous and further extensions within such Extension Period may not exceed 20 consecutive quarterly periods or extend beyond the maturity date of the Junior Subordinated Debentures. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

            The Administrative Trustees shall have the right at any time to dissolve and liquidate the Issuer Trust and cause the Junior Subordinated Debentures to be distributed to the holders of the Trust Securities in liquidation of the Issuer Trust.

            The Common Securities shall be redeemable as provided in the Declaration of Trust.